UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2011

Select Satellite Funds
Absolute Return Tracker
Commodity Strategy
Dynamic Allocation
International Real Estate Securities
Real Estate Securities

Goldman Sachs Select Satellite Funds

■	ABSOLUTE RETURN TRACKER

■	COMMODITY STRATEGY

■	DYNAMIC ALLOCATION

■	INTERNATIONAL REAL ESTATE SECURITIES

■	REAL ESTATE SECURITIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussions and Performance Summaries	3

Schedules of Investments	35

Financial Statements	48

Financial Highlights	54

Notes to Financial Statements	64

Report of Independent Registered Public Accounting Firm	88

Other Information	89

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SELECT SATELLITE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Absolute Return Tracker Fund seeks to achieve investment results that approximate the performance of the Goldman Sachs Absolute Return Tracker Index (the “GS-ART Index”). The GS-ART Index is a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill). The Fund intends to invest in financial instruments that may provide short or long exposure to the various indices that comprise the GS-ART Index. The Fund’s performance may not match, and may vary substantially from, that of the GS-ART Index. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Foreign and emerging markets securities may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with short selling of securities, which involves leverage of the Fund’s assets and presents various other risks. The Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. The Fund is not appropriate for all investors. Because the Fund may concentrate its investments in an industry (only in the event that one or more indices comprising the GS-ART Index are concentrated in that industry), the Fund may be subject to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked swaps (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivates result in leverage, which can make the Fund more volatile. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund may hold significant amounts of U.S. Treasury or short-term investments. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investments in mortgage-backed securities are subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. The Fund may also invest in foreign securities, which may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

The Goldman Sachs Dynamic Allocation Fund invests primarily in exchange-traded funds (“ETFs”) and derivative instruments, including futures and swaps, that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Derivative investments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund may also invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs International Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Foreign and emerging markets securities may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s current investment objective is to seek to achieve investment results that approximate the performance of the GS-ART Index. Effective April 2, 2012, the Fund’s investment objective will be to seek long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. The Fund’s investment strategies will change accordingly to reflect that the Fund will no longer seek to track the GS-ART Index. Consistent with the Fund’s investment objective, the Fund will continue to seek to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill). In addition, the Fund’s sole benchmark will be the HFRX Global Hedge Fund Index, and the GS-ART Index will no longer be a benchmark index for the Fund. The Investment Adviser believes that the HFRX Global Hedge Fund Index will be a more appropriate benchmark against which to measure the performance of the Fund given the changes to the Fund’s investment objective and strategies.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -3.77%, -4.50%, -3.51%, -3.63% and -4.00%, respectively. These returns compare to the -2.43% and -8.87% average annual total returns of the Fund’s benchmarks, the Goldman Sachs Absolute Return Tracker Index (the “GS-ART Index”) and the HFRX Global Hedge Fund Index, respectively, during the same time period. The Fund’s former benchmark, the Dow Jones Credit Suisse AllHedge Index (formerly the Credit Suisse/ Tremont AllHedge Index) returned -6.40% during the Reporting Period.

Q	Were there any changes made to the Fund during the Reporting Period?

A	Effective April 29, 2011, the Fund changed its benchmark from the Dow Jones Credit Suisse AllHedge Index to the HFRX Global Hedge Fund Index. In the Investment Adviser’s opinion, the HFRX Global Hedge Fund Index is a more appropriate benchmark against which to measure the performance of the Fund given that, also in the Investment Adviser’s opinion, the HFRX Global Hedge Fund Index is more liquid and investable than the Dow Jones Credit Suisse AllHedge Index.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	During the first half of 2011, global markets remained resilient overall, despite geopolitical issues in the Middle East and North Africa and the devastating natural and nuclear disasters in Japan. Global equities, as measured by the MSCI World Index, experienced gains during the first quarter of 2011, with positive results primarily driven by investor optimism. Despite a disruption in the rise of yields due to the defensive buying of benchmark government bonds, demand for risk assets eased only slightly during the first quarter. Global equity markets then finished the second quarter modestly higher, as economic data pointed to continued growth, albeit slowing, in the world’s largest economies. On the fixed income front, high quality bonds outperformed as interest rates declined. Credit, or corporate bonds, also continued to benefit from solid balance sheets and improved market liquidity.

Several factors contributed to a dramatic increase in volatility and associated market swings during the third quarter of 2011. One was increasing concern over the economy. The unprecedented downgrade of U.S. sovereign debt by Standard & Poor’s in August and the Federal Reserve Board’s (the “Fed’s”) announcement in September of a new U.S. Treasuries purchase plan with the goal of lowering long-

PORTFOLIO RESULTS

term interest rates also sent shocks through the financial markets. The prospects of contagion from a Greek default and the lack of agreement on a solution from European leaders as to how to resolve the sovereign debt crises in Greece and other peripheral nations on the continent weighed further on global markets. As a result, all equity sectors, except for utilities, declined during the third quarter. Against this backdrop, the European Central Bank started buying Spanish and Italian debt, and the Fed strengthened its commitment to low interest rates, announcing that it would keep the targeted federal funds rate in its 0% to 0.25% range until at least mid-2013. It was the first time the Fed had pegged its monetary policy to a specific date. At the conclusion of the third quarter, U.S. government bond yields were testing all-time lows. Ultimately global markets proved resilient, with equity markets rallying and bond markets rising, though more modestly, during the fourth quarter of 2011.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its objective by investing in financial instruments that may provide short or long exposure to the various indices that comprise the GS-ART Index, each such index being a “Component Market Factor.” During the Reporting Period, the Fund’s Component Market Factors were investable indices reflecting the following categories — Equities, Fixed Income and Commodities.

Positioning in the Equities and Fixed Income categories detracted from the Fund’s absolute returns during the Reporting Period. Positioning in the Commodities category contributed positively to the Fund’s absolute returns during the Reporting Period. Overall, the Fund underperformed one of its benchmarks and outperformed another. Thus, in our view, its results from both a risk and return perspective demonstrate that the process we utilize generated returns in line with broad measures of alternative performance. Perhaps more importantly, from a broad investment portfolio construction perspective, the Fund continued to be an effective volatility dampener. Actual volatility (annualized, using daily returns) of the Fund was 7.1% for the Reporting Period versus S&P 500® Index volatility of 22.9%.

Q	How was the Fund positioned within the Equities category during the Reporting Period?

A	Throughout the Reporting Period, the Fund maintained a net long exposure to global equities. Such positioning detracted from the Fund’s results overall, as the non-U.S. equity and U.S. small-cap equity declines overcame the modest gain from U.S. large-cap equities. For the Reporting Period as a whole, the MSCI EAFE® Index and the MSCI World Index declined 12.14% and 5.54% in U.S. dollar terms, respectively. The Russell 2000® Index, which measures U.S. small-cap equities, fell 4.18%, and the S&P® 500 Index, which measures U.S. large-cap equities, gained 2.11%.

That said, positioning in the Equities category contributed positively to the Fund’s absolute returns during the first, second and fourth quarters of the Reporting Period but such results were more than offset by losses experienced during the third quarter. During the first quarter of 2011, the S&P® 500 Index advanced 5.9% and the Russell 2000® Index was up 7.94%. Outside the U.S., the MSCI EAFE® Index and the MSCI World Index were up 3.4% and 4.8% in U.S. dollar terms, respectively. In the second quarter of 2011, the S&P® 500 Index rose 0.10%, lifting year-to-date returns to 6.02%, and the Russell 2000® Index actually declined 1.61%. The MSCI EAFE® Index and the MSCI World Index were up for the quarter, gaining 1.80% and 0.68% in U.S. dollar terms, respectively. However, in the third quarter of 2011, the Fund’s equity position detracted from returns with the S&P® 500 Index declining 13.9%, dragging year-to-date returns down to -8.7%. The Russell 2000® Index fell 21.87%; the MSCI EAFE® Index and the MSCI World Index declined 18.85% and 16.52% in U.S. dollar terms, respectively, during the third quarter. After reaching a bottom in early October, the S&P® 500 Index rose sharply in the fourth quarter, up 11.42%, while the Russell 2000® Index advanced 15.47%, and the MSCI EAFE® Index and the MSCI World Index were up 3.38% and 7.72% in U.S. dollar terms, respectively.

Q	How did developments within the Fixed Income category affect the Fund’s absolute return?

A	With world events causing market uncertainty, investors favored higher quality, lower risk asset classes during the Reporting Period. In turn, 10-year U.S. Treasury yields fell approximately 147 basis points (a basis point is 1/100th of a percentage point) during the Reporting Period. However, the Fund maintained its net short position in the 10-year U.S. Treasury throughout the Reporting Period, and thus such positioning detracted from the Fund’s absolute return. Please note that a short exposure to this Component Market Factor of the Fund usually generates negative results when 10-year Treasury notes rally and their yields decline and vice versa.

That said, as market conditions shifted during the course of the Reporting Period, the Fund’s positioning in the Fixed Income category contributed positively to the Fund’s absolute returns during the first quarter of the Reporting Period, detracted during the second and third quarters and was essentially flat during the fourth quarter. In the first quarter of 2011, yields on the 10-year U.S. Treasury rose

PORTFOLIO RESULTS

slightly, resulting in a positive contribution from Fixed Income to the Fund’s absolute returns. However, yields on the 10-year U.S. Treasury declined during the second quarter, detracting approximately 1% from returns. The Fund’s net short position also detracted from returns in the third quarter, as yields on the 10-year U.S. Treasury declined sharply during the market crisis, and the Fixed Income position generated essentially flat returns as yields hovered around 2% during the fourth quarter of 2011.

Q	Was the Fund positioned net long or short in the Commodities category during the Reporting Period?

A	The Fund held a net long exposure in the Commodities category during the Reporting Period via a position in precious metals, as measured by the S&P GSCI® Precious Metals Index. The Fund’s exposure to precious metals contributed positively to its performance, as the S&P GSCI® Precious Metals Index posted a gain of 6.63% for the Reporting Period. Precious metals’ strong performance can be attributed to the rise in gold prices during 2011. Viewed more as a quasi-currency than a commodity by many, gold bullion’s price advance was supported by global political unrest, concerns over sovereign creditworthiness and easy central bank policies. (Easy central bank policies are generally considered those central bank policies designed to stimulate economic growth by lowering short term interest rates, making money less expensive to borrow. Sometimes such policies are called accommodative monetary policies.) Gold spot prices were 9.63% higher in 2011, with gold bullion ending the year at $1,567 per ounce. Silver spot prices, on the other hand, were down 10.15% for the Reporting Period. As a reminder, the Fund’s position in broad commodities, as measured by the S&P GSCI® Index, had been removed during the fourth quarter of 2010, following the steps taken in the annual rebalancing process of the GS-ART Index.

Q	How did the Credit category affect the Fund’s results?

A	Although the Credit category is a component of the GS-ART Index’s market factor universe, it has not been a statistically significant factor in explaining hedge fund performance since late 2009. As a result, it was not part of the GS-ART Index or the Fund during the Reporting Period.

Q	Did Volatility impact the Fund’s returns during the Reporting Period?

A	Although Volatility is a component of the GS-ART Index’s market factor universe, and despite a Reporting Period characterized by such dramatic market swings, Volatility has not been a statistically significant factor in explaining hedge fund performance. As a result, it was not part of the GS-ART Index or the Fund during the Reporting Period.

Q	Was the Fund invested in any other asset classes during the Reporting Period?

A	The Fund had a net long exposure to cash throughout the Reporting Period. Given that interest rates were anchored at extremely low levels, such positioning contributed modestly but positively to the Fund’s performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, and the 10-year U.S. Treasury Index. The Fund used commodity index-linked structured notes to gain exposure to the S&P GSCI® Precious Metals Index. The Fund used currency forward contracts to gain exposure to select currencies of non-U.S. developed markets.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	The Fund’s exposure to each Component Market Factor is adjusted monthly in accordance with the rebalancing process that occurs in the GS-ART Index. The set of Component Market Factors are further adjusted in the GS-ART Index once per year, in late October. During the Reporting Period, this annual adjustment resulted in one minor change — the method of gaining exposure to emerging market equities was changed from the iShares MSCI Emerging Markets Index Fund to the Vanguard MSCI Emerging Markets ETF. The Vanguard MSCI Emerging Markets ETF has lower fees than the iShares MSCI Emerging Markets Index Fund, comparatively lower tracking error to the MSCI Emerging Markets Index and what we consider to be adequate trading liquidity. Thus, in our view, the switch to the Vanguard MSCI Emerging Markets ETF was a better implementation of exposure to the asset class.

Q	What is the Fund’s tactical view and strategy going forward?

A	As a passive index strategy fund, active management decisions regarding asset class allocation or security selection do not apply nor are investment decisions regarding Component Market Factors made based on any economic or financial market outlooks.

FUND BASICS

Absolute Return Tracker Fund
as of December 31, 2011

PERFORMANCE REVIEW

		Goldman Sachs	HFRX Global	Dow Jones
January 1, 2011–	Fund Total Return	Absolute Return	Hedge Fund	Credit Suisse
December 31, 2011	(based on NAV)[1]	Tracker Index[2]	Index[3]	AllHedge Index[3]

Class A	-3.77%	-2.43%	-8.87%	-6.40%
Class C	-4.50	-2.43	-8.87%	-6.40
Institutional	-3.51	-2.43	-8.87%	-6.40
Class IR	-3.63	-2.43	-8.87%	-6.40
Class R	-4.00	-2.43	-8.87%	-6.40

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Absolute Return Tracker Index is a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill). It is not possible to invest directly in this index.

[3]	Effective April 29, 2011, the Fund changed its benchmark from the Dow Jones Credit Suisse AllHedge Index (formerly known as the Credit Suisse/Tremont AllHedge Index) to the HFRX Global Hedge Fund Index. In the Investment Adviser’s opinion, the HFRX Global Hedge Fund Index is a more appropriate benchmark against which to measure the performance of the Fund given that, also in the Investment Adviser’s opinion, the HFRX Global Hedge Fund Index is more liquid and investable than the Dow Jones Credit Suisse AllHedge Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. This is an investable index.

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/11	One Year	Since Inception	Inception Date

Class A	-9.07%	-4.49%	5/30/08
Class C	-5.45	-3.70	5/30/08
Institutional	-3.51	-2.60	5/30/08
Class IR	-3.63	-2.73	5/30/08
Class R	-4.00	-3.21	5/30/08

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.66%	1.70%
Class C	2.41	2.45
Institutional	1.26	1.30
Class IR	1.41	1.45
Class R	1.91	1.95

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Short-term investments represent investments in investment companies other than those that are exchange traded and repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary
December 31, 2011

The following graph shows the value as of December 31, 2011, of a $10,000 investment made on May 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmarks, the Goldman Sachs Absolute Return Tracker Index and the HFRX Global Hedge Fund Index, and the Fund’s former benchmark, the Dow Jones Credit Suisse AllHedge Index (formerly the Credit Suisse/Tremont AllHedge Index), is shown. In the Investment Adviser’s opinion, the HFRX Global Hedge Fund Index is a more appropriate benchmark against which to measure the performance of the Fund given that, also in the Investment Adviser’s opinion, the HFRX Global Hedge Fund Index is more liquid and investable than the Dow Jones Credit Suisse AllHedge Index. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences class specific in fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Absolute Return Tracker Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 30, 2008 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Since Inception
Class A (Commenced May 30, 2008)
Excluding sales charges	-3.77%	-2.98%
Including sales charges	-9.07%	-4.49%

Class C (Commenced May 30, 2008)
Excluding contingent deferred sales charges	-4.50%	-3.70%
Including contingent deferred sales charges	-5.45%	-3.70%

Institutional (Commenced May 30, 2008)	-3.51%	-2.60%

Class IR (Commenced May 30, 2008)	-3.63%	-2.73%

Class R (Commenced May 30, 2008)	-4.00%	-3.21%

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (GSAM), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

■	Provides exposure to the commodity markets without direct investment in physical commodities

■	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -0.56%, -1.26%, -0.41%, -0.28% and -0.83%, respectively. These returns compare to the -1.18% average annual total return of the Fund’s benchmark, the S&P GSCI® (Goldman Sachs Commodity Index) (the “GSCI®”) during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities prices overall declined modestly during the Reporting Period, driven by macroeconomic and other exogenous concerns, particularly those centered on European sovereign debt risk. During the first half of 2011, commodities prices benefited from strong global demand and supply disruptions in the Middle East and North Africa. However, these gains were more than offset by heightened risk aversion later in the year, prompted by weaker than expected economic data and a deteriorating sovereign debt, banking and political crisis in peripheral Europe. The negative performance of the commodities markets, as measured by the GSCI®, for the Reporting Period as a whole coincided with a 1.46% increase in the U.S. Dollar Index, a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies, and a 2.11% gain in the S&P® 500 Index, a common measure for the broad U.S. equity market.

Q	Of those commodity subsectors where the Fund is most heavily weighted, which were strongest during the Reporting Period?

A	The precious metals component of the GSCI® was the strongest subsector during the Reporting Period, posting a gain of 6.63%. Concerns over sovereign creditworthiness and easy central bank policies drove gold prices 10.23% higher in 2011, with gold bullion ending the year at $1,567 per ounce. Silver prices, on the other hand, were down 9.82% for the Reporting Period. (Easy central bank policies are generally considered those central bank policies designed to stimulate economic growth by lowering short term interest rates, making money less expensive to borrow. Sometimes such policies are called accommodative monetary policies.)

Energy ended the Reporting Period as the second best-performing subsector in 2011, with the S&P GSCI® Energy Index up 4.86%. Energy is the heaviest weighting in the GSCI®, comprising 70.53% of the GSCI® at the end of December. Early in 2011, energy prices spiked, led by Brent crude oil, which topped $126 per barrel in April on the back of social unrest in the Middle East and North Africa. By the end of the year, prices were supported by the tightened global supply-demand balance for crude oil and declining global inventories. In October 2011, the WTI (West Texas Intermediate) crude oil curve moved into backwardation for the first time in more than three years, signaling physical tightness in the oil market. (Backwardation is a market condition in which a futures price is lower in the distant delivery months than in the near delivery months.) For the Reporting Period overall, GasOil, Unleaded Gasoline and Brent crude oil were the best performing commodities within the energy subsector and within the GSCI®, ending December higher by 20.20%, 18.96% and 17.51%, respectively. Natural gas prices declined 32.15% during the Reporting Period, pressured by ample supplies of North American natural gas, and WTI crude oil prices declined 8.15%.

PORTFOLIO RESULTS

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The industrial metals subsector was the weakest during the Reporting Period, with the S&P GSCI® Industrial Metals Index down 22.33% for the 12 months ended December 31, 2011 due to slow global growth and supply chain interruptions following Japan’s earthquake and tsunami. Zinc and nickel were the leading detractors in the subsector, down 27.36% and 24.69%, respectively, followed closely behind by aluminum, copper and lead.

The agriculture subsector, as measured by the S&P GSCI® Agriculture Index, was also weak, ending the Reporting Period down 15.87%. The decline was due primarily to increased supply expectations. Corn was the only commodity in the subsector to generate a positive total return in 2011, favorably impacted by weather concerns in the U.S. and South America. The S&P GSCI® Corn Index rose 1.14% during the Reporting Period. The S&P GSCI® Wheat, Cotton and Soybean Indices were down 33.98%, 21.70% and 16.35%, respectively.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund overall generated returns that outpaced the benchmark index. Forward roll-timing strategies in crude oil contributed most to the Fund’s relative returns during the Reporting Period, as near-month crude futures underperformed deferred futures during the first half of the year. (The GSCI® holds exposure to commodities solely in near-month futures contracts.)

Q	How did the Fund’s enhanced roll-timing strategies add value overall to the Fund’s returns?

A	Our enhanced roll-timing strategies added value to the Fund via exposure to commodity index-linked swaps. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the GSCI® roll. Roll-timing strategies employed may include 1) alternative roll date modifications, which avoid the market impact of plain vanilla GSCI® rolls during business days 5 to 9; 2) forward exposure roll modifications, which avoid the market impact of plain vanilla GSCI® rolls and move exposure out the curve to mitigate the returns impact often associated with persistent contango; and 3) seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. (Contango is defined as a common market condition in which futures prices get progressively higher in the distant delivery months, often reflecting carrying costs.) During most of the Reporting Period, we employed a forward roll-timing strategy that rolled commodity exposures underlying the GSCI® a few months out on the futures curve instead of rolling at the very front of the futures curve. We held this deferred position primarily based on our view that deferred WTI futures contracts would outperform nearby contracts. In turn, our view was based on the expectation that inventory levels would rise in mid-continent USA and most particularly at the delivery point for WTI crude oil, Cushing, Oklahoma.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation. The Fund also maintained exposure to high quality non-Treasury products, including agency mortgage-backed securities. Our allocation to short-term investments increased during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier, the Fund used commodity index-linked total return swaps in implementing enhanced roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, interest rate swaps and

PORTFOLIO RESULTS

TBAs, derivatives used in purchasing a future issuance of agency mortgage-backed securities.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the GSCI®. During the first half of the Reporting Period, the Fund held exposure to commodities markets further out on the futures curve versus the benchmark index. One of the main reasons for forward positioning was our view on crude oil. We expected near-term futures to underperform longer-dated futures because of persistently high — and rising — inventories at the physical delivery point for WTI futures, Cushing, Oklahoma. At the end of the third quarter of 2011, the Fund moved its commodities positioning from holding deferred exposure to holding exposure to nearby plain vanilla GSCI® rolls, as described earlier. The rationale behind this position change was due to our shift in view on the WTI crude oil futures curve. During the second half of 2011, inventories started to steadily decline at Cushing, Oklahoma, the delivery point of the WTI contract. The WTI crude oil curve strengthened as a result, with nearby contracts outperforming deferred contracts, and the WTI crude oil curve flipping from contango to backwardation. We believed that given then-current market conditions, it was better from a return perspective to hold nearby WTI exposure.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund’s overall commodity positioning was generally in line with the weightings of the GSCI®. As described earlier, the Fund, at the end of the Reporting Period, held exposure to the commodities underlying the GSCI® through plain vanilla swaps in the Subsidiary and held no deferred commodity exposure. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures, that provide exposure to the performance of the commodities markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	What is the Fund’s tactical view and strategy going forward?

A	We are cautiously constructive in our view for the commodities markets as a whole over the medium to longer term, as we believe increasing demand for select commodities from emerging economies, along with potential supply constraints, creates a bullish backdrop for commodity sectors such as energy. However, near-term commodities prices may be depressed by risk aversion, maintained as a result of ongoing economic weakness and a lack of resolution to the European sovereign debt crisis.

FUND BASICS

Commodity Strategy Fund
as of December 31, 2011

PERFORMANCE REVIEW

January 1, 2011–	Fund Total Return
December 31, 2011	(based on NAV)[1]	S&P GSCI[2]

Class A	-0.56%	-1.18%
Class C	-1.26	-1.18
Institutional	-0.41	-1.18
Class IR	-0.28	-1.18
Class R	-0.83	-1.18

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Since Inception	Inception Date

Class A	-4.97%	-5.61%	3/30/07
Class C	-2.24	-5.41	3/30/07
Institutional	-0.41	-4.42	3/30/07
Class IR	-0.28	-8.81	11/30/07
Class R	-0.83	-9.31	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.97%	1.12%
Class C	1.72	1.87
Institutional	0.63	0.78
Class IR	0.72	0.87
Class R	1.22	1.37

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent investments in investment companies other than those that are exchange traded. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[7]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary
December 31, 2011

The following graph shows the value as of December 31, 2011, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCItm Commodity Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Commodity Strategy Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 30, 2007 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	-0.56%	-4.69%
Including sales charges	-4.97%	-5.61%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	-1.26%	-5.41%
Including contingent deferred sales charges	-2.24%	-5.41%

Institutional (Commenced March 30, 2007)	-0.41%	-4.42%

Class IR (Commenced November 30, 2007)	-0.28%	-8.81%

Class R (Commenced November 30, 2007)	-0.83%	-9.31%

PORTFOLIO RESULTS

Goldman Sachs Dynamic Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Dynamic Allocation Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -1.72%, -2.43%, -1.38%, -1.47% and -2.04%, respectively. These returns compare to the 0.29%, 2.11% and 7.84% average annual total returns of the Fund’s benchmarks, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), Standard & Poor’s 500 Index (with dividends reinvested) (the “S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index, respectively, during the same time period.

A blended composite, comprised 40% of the S&P® 500 Index, 20% of the MSCI EAFE Index and 40% of the Barclays Capital U.S. Aggregate Bond Index, representing a traditional balanced portfolio, returned 5.68% during the same period.

Importantly, the Fund’s overall volatility was 9.1% during the Reporting Period, well within its target long-term volatility range of 8% to 10%.

Q	What strategic, risk-based factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Our team manages the Fund dynamically by changing its allocations to these asset classes based on our tactical views and in response to changing market conditions. Our team uses a disciplined, rigorous and quantitative approach in allocation to the asset classes in which the Fund invests. Allocations are adjusted within the Fund at least monthly based on continuous analysis to help determine which investments are relatively attractive and provide the best opportunities for growth in any given period of time. Since the markets represented by each investment are constantly changing, so are the Fund’s allocations.

Overall, the Fund’s strategic, risk-based allocations returned a net gain during the Reporting Period. The Fund’s strategic, risk-based allocations to U.S. Treasury inflation-protected securities (TIPS), U.S. investment grade fixed income and international fixed income contributed most to its performance. Strategic, risk-based allocations to commodities, U.S. small-cap equities and emerging market equities were the largest detractors from the Fund’s results during the Reporting Period.

Q	How did the Goldman Sachs Market Sentiment Indicator factor into risk allocation decisions that were made during the Reporting Period?

A	The Goldman Sachs Market Sentiment Indicator (“MSI”) is a proprietary tool that analyzes how the markets will potentially respond to future global changes in financial, economic and sociopolitical events. With the help of the MSI, the Fund seeks to mitigate risk in unstable markets by reducing volatility.

During the first half of the Reporting Period, the MSI indicated relatively benign levels of market turbulence. MSI levels rose slightly in March following the Japanese earthquake and tsunami and subsequent nuclear crisis, but declined again for several months following. The MSI never approached a threshold that would trigger a systematic, active reduction in overall portfolio risk during the first half of the Reporting Period.

PORTFOLIO RESULTS

In the second week of August 2011, the unprecedented downgrade of U.S. sovereign debt by Standard & Poor’s coincided with a spike in market volatility. The MSI consequently reached a level that prompted portfolio management to consider an intra-month risk reduction in the Fund’s portfolio. As a result of such consideration, we did rebalance the Fund to reduce overall portfolio risk. We continued to target risk below long-term levels as market turbulence persisted through the end of 2011, despite subsiding slightly during the December holiday season.

Q	What tactical allocation decisions were the primary contributors to and detractors from performance during the Reporting Period?

A	For the Reporting Period overall, the Fund’s tactical allocations detracted from its performance. The Fund’s underweighted position in U.S. small-cap equities and overweighted exposure to emerging market equities detracted most from returns during the Reporting Period. This was partially offset by the positive impact of the Fund’s top three tactical contributors to results, which were underweighted positions in international equities, emerging markets debt and U.S. high yield corporate bonds, respectively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in futures and credit default swaps to achieve exposure to equities (both in U.S. and non-U.S. companies) and fixed income (U.S. and non-U.S., investment grade and high yield) during the Reporting Period. The Fund also used commodity index-linked structured notes to gain exposure to commodities.

Q	What changes did you make within the Fund during the Reporting Period?

A	During the first half of the Reporting Period, the greatest change made was a relatively sharp increase in the Fund’s overweight to emerging market equities. We made this change entering the second quarter of 2011 based on strong short-term momentum within the asset class as well as attractive valuations from a longer-term perspective despite a recent rally.

For the Reporting Period overall, however, the greatest changes made in allocations were driven by the spikes in global market volatility beginning in the summer months. Reducing the Fund’s target risk in the latter half of 2011 led to the first time we saw net and gross total Fund exposures dipping below 100%. (Net exposure takes into account the benefits of offsetting long and short positions and is calculated by subtracting the percentage of a fund’s equity capital invested in short sales from the percentage of its equity capital used for long positions. For example, if a fund is 125% long and 50% short, its net exposure would be 75%. Gross exposure is calculated by adding the percentage of a fund’s equity invested in short sales to the percentage of its equity used for long positions. In both cases, the exposures often exceed 100% because they do not account for the use of leverage.)

Entering the fourth quarter of 2011, the greatest change in our views was a relatively sharp decrease in the Fund’s overweights to commodities and emerging market equities. This view across both asset classes was driven primarily by weak momentum. Meanwhile, we increased the Fund’s exposure to global fixed income due to strong momentum, as investors sought what they considered to be safer assets during the second half of the year.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of December 2011, the Fund’s largest overweight was in emerging market debt, a tactical view driven by strong momentum. The Fund was also bullish at the end of the Reporting Period on non-U.S. fixed income, a position that reflected both strong recent momentum and attractive valuations. Conversely, we were relatively bearish on U.S. large-cap equities due to comparatively expensive valuations. The Fund also held an underweighted position in commodities primarily because of what we believed to be unfavorable long-term value going into the first quarter of 2012.

We continue to believe that the Fund’s dynamic allocation approach is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable.

FUND BASICS

Dynamic Allocation Fund
as of December 31, 2011

PERFORMANCE REVIEW

				Barclays Capital
January 1, 2011–	Fund Total Return	LIBOR 1-Month		US Aggregate
December 31, 2011	(based on NAV)[1]	Index[2]	S&P 500 index[3]	Bond Index[4]

Class A	-1.72%	0.29%	2.11%	7.84%
Class C	-2.43	0.29	2.11	7.84
Institutional	-1.38	0.29	2.11	7.84
Class IR	-1.47	0.29	2.11	7.84
Class R	-2.04	0.29	2.11	7.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch US Dollar 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. It is not possible to invest directly in an index.

[3]	The S&P 500 Index is an unmanaged index of 500 common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/11	One Year	Since Inception	Inception Date

Class A	-7.10%	-0.17%	1/5/10
Class C	-4.37	1.99	1/5/10
Institutional	-1.38	3.12	1/5/10
Class IR	-1.47	2.98	1/5/10
Class R	-2.04	2.44	1/5/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.53%	1.86%
Class C	2.28	2.61
Institutional	1.13	1.46
Class IR	1.28	1.61
Class R	1.78	2.11

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATION[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Short-term investments represent investments in investment companies other than those that are exchange traded. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Performance Summary
December 31, 2011

The following graph shows the value as of December 31, 2011, of a $10,000 investment made on January 5, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”), and the Standard & Poor’s 500 Index (with dividends reinvested) (the “S&P 500 Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Allocation Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 5, 2010 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Since Inception
Class A (Commenced January 5, 2010)
Excluding sales charges	-1.72%	2.70%
Including sales charges	-7.10%	-0.17%

Class C (Commenced January 5, 2010)
Excluding contingent deferred sales charges	-2.43%	1.99%
Including contingent deferred sales charges	-4.37%	1.99%

Institutional (Commenced January 5, 2010)	-1.38%	3.12%

Class IR (Commenced January 5, 2010)	-1.47%	2.98%

Class R (Commenced January 5, 2010)	-2.04%	2.44%

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs Real Estate Securities Investment Process?

The Goldman Sachs International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, including REITs, on an international or domestic basis, respectively. REITs which offer daily liquidity have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

■	is a high quality portfolio that is strategically positioned for long-term growth potential

■	is a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -19.46%, -20.20%, -19.14% and -19.26%, respectively. These returns compare to the -15.35% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (with dividends reinvested) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, underperformed the broad international equity market, as measured by the MSCI EAFE® Index (net), by slightly more than 3 percentage points. Canada was the strongest absolute performer during the Reporting Period, as real estate companies there benefitted from strong leasing markets and increasing rents. Canada was also perceived by many investors as one of the last true AAA countries and thus its equity market broadly and its real estate securities market in particular benefited from a flight to safety during the uncertain environment that characterized the Reporting Period. Conversely, the Asia ex-Pacific region had the worst absolute performance, as there were widespread concerns regarding the pace of the Chinese economy, tightening of credit growth in the region overall and moderation in global trade.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Real Estate Index during the Reporting Period due primarily to security selection in China, continental Europe and Canada, which detracted from results. Only partially offsetting these factors were effective stock selection in Australia and Japan, which contributed positively to the Fund’s relative returns during the Reporting Period.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Chinese residential property company KWG Property Holding was a major detractor from the Fund’s results relative to its benchmark index during the Reporting Period. KWG Property Holding performed poorly due to worries about a global economic slowdown and a tighter lending environment. However, we held the position in the Fund, as we maintained conviction in the company. In our view, KWG Property Holding has a high level of cash on its balance sheet, a strong management team and contracted sales that are on track with projections. In addition, we considered the company to be trading at an attractive valuation supported by high quality land with good replacement value.

The Fund’s position in Chinese diversified real estate company China Resources Land was another detractor from performance during the Reporting Period. Shares of the company fell after it reported lower than expected results for the first half of the year, as driven by weak development revenue. We maintained the Fund’s position in the company, however, as we started to see an increase in projects launched during the second half of the year. In turn, we believe these projects should contribute to better sales than its peers.

PORTFOLIO RESULTS

Additionally, as a state-owned enterprise, the company should have higher support than private developers who could potentially run into cash flow problems in the weakened economic environment.

The Fund’s position in Poland-based diversified real estate company Globe Trade Centre detracted from results as well. The stock underperformed due primarily to concerns regarding its reliance on development, a lack of cash flow generation with equity tied up in projects under construction and investor rotation out of emerging market stocks. Given the economic growth challenges in Europe going forward and the company’s leveraged balance sheet, we significantly reduced the Fund’s position in Globe Trade Centre to shift the proceeds into names where we believe we saw better opportunity for a rebound.

Q	What were some of the Fund’s best-performing individual holdings?

A	The Fund’s position in Canadian office property real estate investment trust (REIT) Allied Properties Real Estate Investment Trust, which rebounded from prior weakness, was a strong contributor to results during the Reporting Period. Shares of Allied Properties Real Estate Investment Trust struggled in the first quarter of the year as the market was concerned with the increasing vacancy rate in its properties. Since then, however, management appears to have made excellent progress in filling the vacated space at attractive rents, and its stock rose accordingly.

During the Reporting Period, the Fund’s position in Australian retail REIT CFS Retail Property Trust was another strong contributor to its returns. CFS Retail Property Trust was a new addition to the Fund’s portfolio during the Reporting Period. Shares of CFS Retail Property Trust rose due to the company’s high quality portfolio, which operated near full occupancy, with diversified exposure across most retail asset classes. In our view, CFS Retail Property Trust also has an effective management team that has been strengthening the company’s balance sheet and consistently beating guidance. (Guidance is any information provided by company officials about the company’s outlook for future sales, earnings and product expectations.)

The Fund’s position in Australian diversified REIT GPT Group was also a strong contributor to performance during the Reporting Period. Shares of GPT Group rose after the company reaffirmed its announced stock buyback plan, which should help provide, we believe, support to its current valuation. Additionally, during the Reporting Period, the company reported strong earnings per share growth, high occupancy in its quality mall portfolio and an improved debt profile that has strengthened its balance sheet.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	As mentioned earlier, during the Reporting Period, we initiated a Fund position in Australian REIT CFS Retail Property Trust. In our view, CFS Retail Property Trust has a high quality portfolio, as demonstrated through near full occupancy with diversified exposure across most retail asset classes. In addition, we believe CFS Retail Property Trust has an effective management team that has been strengthening the company’s balance sheet and consistently beating guidance.

Another new purchase for the Fund during the Reporting Period was China Overseas Land and Investment, which was trading, at the time of purchase, at historically low valuation levels. With one of the healthiest balance sheets in the region, in our view, we believe China Overseas Land and Investment is a company that can better withstand current market turmoil and should be able to take advantage of consolidation in the future. If liquidity problems escalate in mainland China, the financial strength that China Overseas Land and Investment has may well be of increasing importance.

We added to the Fund’s position in Australian retail REIT Westfield Group, as the company was trading at a significant discount to its assets and offered an attractive yield. Additionally, the company has what we consider to be a strong balance sheet and, toward the end of the Reporting Period, increased guidance on rental growth. This better guidance, in our view, demonstrated that its portfolio has not seen a material impact from the slow retail environment overall.

We exited the Fund’s position in Hong Kong diversified real estate company Wharf Holdings during the Reporting Period, as the stock had approached our price target. Shares of Wharf Holdings rose as its portfolio of prime retail properties benefited from strong tourism and retail sales.

PORTFOLIO RESULTS

We trimmed the Fund’s position in Japanese diversified real estate company Mitsubishi Estate, as we believe the company’s office segment may experience declining rents in the near term. Additionally, the company has been trying to expand overseas, an effort in which they have not been successful in the past.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the United Kingdom, Japan, Sweden, China and the Netherlands increased relative to the Real Estate Index. The Fund’s exposure to Switzerland, France, Singapore, Australia and Poland relative to the benchmark decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was overweighted relative to the Real Estate Index in Norway, Austria, Japan and the United Kingdom and underweighted relative to the Real Estate Index in Switzerland, Singapore and Germany at the end of the Reporting Period. The Fund was rather neutrally weighted compared to the Real Estate Index in most other constituent countries of the Real Estate Index at the end of December 2011.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	During the Reporting Period, events in Europe led to a rapid downward shift to the global economic outlook, causing investor concern over reduced corporate profitability and credit growth worldwide. These trends have historically led to subdued rental and value growth in real estate markets. However, rents in high quality properties tend to rise and valuations tend to diverge in these conditions. Also, certain REITs may continue to grow internally, especially those with portfolios positioned in stronger markets. Further, in our view, the real estate sector could benefit going forward as investors search for an attractive relative yield in a low interest rate environment.

While the real estate sector had many positive attributes at the end of the Reporting Period, current market conditions include risks as well. Macroeconomic and political events can swing sentiment drastically, and the broader direction of some of the developed economies over the near term is unclear. As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have recapitalized their balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure, and a strong management team.

FUND BASICS

International Real Estate Securities Fund
as of December 31, 2011

PERFORMANCE REVIEW

January 1, 2011–	Fund Total Return	FTSE EPRA/NAREIT Developed
December 31, 2011	(based on NAV)[1]	ex-US Real Estate Index (Gross)[2]

Class A	-19.46%	-15.35%
Class C	-20.20	-15.35
Institutional	-19.14	-15.35
Class IR	-19.26	-15.35

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Gross) is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Year	Since Inception	Inception Date

Class A	-23.92%	-11.79%	-7.71%	7/31/06
Class C	-21.00	-11.41	-7.41	7/31/06
Institutional	-19.14	-10.67	-6.61	7/31/06
Class IR	-19.26	N/A	-13.56	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.52%	1.62%
Class C	2.27	2.37
Institutional	1.12	1.22
Class IR	1.27	1.37

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Sun Hung Kai Properties Ltd.	7.9%	Diversified	Hong Kong
Mitsui Fudosan Co. Ltd.	5.2	Office	Japan
CapitaLand Ltd.	4.5	Residential	Singapore
Westfield Retail Trust (REIT)	4.5	Retail	Australia
China Overseas Land & Investment Ltd.	4.3	Diversified	China
Unibail-Rodamco SE (REIT)	4.2	Diversified	France
Westfield Group (REIT)	4.0	Retail	Australia
Hang Lung Properties Ltd.	3.5	Retail	Hong Kong
Henderson Land Development Co. Ltd.	3.4	Diversified	Hong Kong
Dexus Property Group (REIT)	3.2	Diversified	Australia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]

		FTSE EPRA/NAREIT
		Developed ex-US
As of December 31, 2011	Fund	Real Estate Index

Hong Kong	17.9%	18.1%
Japan	17.8	16.4
Australia	15.5	15.9
Canada	10.8	10.5
United Kingdom	10.7	9.5
France	7.3	6.8
China	5.6	4.5
Singapore	4.6	7.1
Sweden	2.5	2.1
Netherlands	2.0	2.1
Austria	1.7	0.5
Norway	1.5	0.2
Other Countries	2.1	6.3

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the table above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary
December 31, 2011

The following graph shows the value as of December 31, 2011, of a $10,000 investment made on July 31, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Real Estate Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 31, 2006 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Since Inception
Class A (Commenced July 31, 2006)
Excluding sales charges	-19.46%	-10.78%	-6.75%
Including sales charges	-23.92%	-11.79%	-7.71%

Class C (Commenced July 31, 2006)
Excluding contingent deferred sales charges	-20.20%	-11.41%	-7.41%
Including contingent deferred sales charges	-21.00%	-11.41%	-7.41%

Institutional (Commenced July 31, 2006)	-19.14%	-10.67%	-6.61%

Class IR (Commenced November 30, 2007)	-19.26%	N/A	-13.56%

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 9.79%, 8.89%, 8.91%, 10.32%, 9.71%, 9.99% and 9.51%, respectively. These returns compare to the 8.51% average annual total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the U.S. real estate securities market, as measured by the Wilshire Index, outpaced the broad equity market, as measured by the S&P 500® Index, by more than six percentage points. REIT outperformance can be predominantly attributed to the weak performance of equity markets caused by the unprecedented downgrade of U.S. sovereign debt by Standard & Poor’s, concerns surrounding the European sovereign debt crisis, and renewed recession fears.

The self-storage subsector experienced especially strong performance during the Reporting Period, driven by its defensive characteristics as investors shifted capital into what they perceived to be safer assets. Additionally, Public Storage, which makes up the majority of this subsector within the Wilshire Index, was an outstanding performer, as it had what many considered to be the highest quality balance sheet among real estate investment trusts (REITs) with no debt in a market that punished leverage. Conversely, the hotel subsector was the worst performer within the Wilshire Index during the Reporting Period. As the hotel subsector is highly sensitive to macroeconomic conditions, it was negatively impacted by concerns over an economic slowdown.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Wilshire Index during the Reporting Period as effective stock selection in the office, multifamily, diversified and retail real estate subsectors contributed positively to relative returns. Only partially offsetting these positive factors was weaker security selection in the hotel, health care and “other” real estate subsectors, which detracted from relative returns during the Reporting Period.

Q	What were some of the Fund’s best-performing individual holdings?

A	Retail REIT Simon Property Group was a top contributor to the Fund’s performance during the Reporting Period. Shares of Simon Property Group performed well as investors pared down their risk profile amidst recession concerns. Simon Property Group was seen as a comparatively safe haven in the REIT industry due to its strong balance sheet, relatively long average lease term and proven management team. Also, the company had better access to capital than many of its smaller peers.

The Fund’s position in self-storage REIT Public Storage was also a strong contributor to the Fund’s results during the Reporting Period. Public Storage, as indicated earlier, had what many considered to be the highest quality balance sheet in the REIT industry, with no debt in a market that punished leverage. The company also benefited during the Reporting Period from excellent fundamentals in the self-storage sub-sector, characterized by growing rents and limited new supply.

PORTFOLIO RESULTS

Shares of American Campus Communities, a multifamily REIT, rose during the Reporting Period as investors favored its defensive characteristics and strong management team in an uncertain macroeconomic environment. Additionally, the company received an investment grade rating during the Reporting Period, which further boosted its share price.

Q	What were some of the Fund’s weakest-performing individual holdings?

A	Leisure REIT Host Hotels & Resorts was a weak-performing holding for the Fund during the Reporting Period. As mentioned earlier, the hotel subsector overall underperformed during the Reporting Period due to macroeconomic concerns as well as high consensus expectations from sell-side analysts, which were subsequently revised down, thus leading to a general sell-off in the subsector. At the end of the Reporting Period, we maintained conviction in Host Hotels & Resorts, as we believe it has high cyclical upside, is well managed and has a quality balance sheet. In addition, analyst expectations for 2012 had come down at the end of the Reporting Period to more reasonable levels, which should support stock prices in the subsector over the months ahead.

Shopping center REIT Kimco Realty was also a major detractor from the Fund’s results during the Reporting Period. Shares of Kimco Realty were negatively affected during the Reporting Period by renewed investor concern that Internet retailing would lead to store closures in shopping centers. In addition, shopping centers suffered from the lack of economic growth as their tenants tend to be smaller businesses, which struggled during the Reporting Period. Still, we held the position in the Fund at the end of the Reporting Period as we believe that Kimco Realty’s portfolio, which is concentrated in supply constrained areas, should perform well despite the Internet shopping trend. In addition, the company is restructuring in what we consider to be a positive way in part by shedding its non-core assets.

The Fund’s position in commercial REIT Duke Realty also detracted from the Fund’s performance during the Reporting Period, as there was weak demand in its key markets, particularly the suburban office markets. We maintained the Fund’s position in Duke Realty, however, as the company announced toward the end of the Reporting Period the sale of its suburban office portfolio. We believe this sale should refocus the company on its industrial portfolio, which, in our view, better suits its core competency.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we added to the Fund’s position in multifamily REIT Avalon Bay Communities, as we wanted to increase the Fund’s exposure to the company’s San Francisco portfolio. In our view, Avalon Bay Communities has some of the highest quality assets in the area with limited capital expenditure requirements.

We initiated a Fund position in office REIT Brookfield Properties, which has a large concentration of its portfolio in downtown New York City. Shares of Brookfield Properties had recently suffered based on investor concerns around increased supply and the expiration of certain sizable leases. However, we believe this represented an attractive opportunity for investment, as the wide spread between midtown and downtown rents seen during the Reporting Period should, in our view, narrow and reach more normalized levels. Also, there are numerous positive developments occurring in the downtown area of New York City, inclusive of a major transit hub, which should be beneficial to fundamentals.

During the third quarter of 2011, we sought to take advantage of the market pullback to increase the quality of the Fund’s portfolio, as once expensive names began to look relatively attractive. In that light, we established a Fund position in shopping center REIT Federal Realty Investment Trust, as we felt this was an opportunity to buy a high quality asset at what we considered to be a reasonable valuation. The purchase was also part of our effort to diversify the Fund’s portfolio overall and reduce some of the Fund’s significant underweights relative to the Wilshire Index.

During the Reporting Period, we sold the Fund’s position in regional mall REIT Macerich, as we felt the company was not trading at a large enough discount to its competitors given the leverage at which it was operating. In addition, we felt there was increased execution risk, as the company had begun to enter new markets that were not its core competencies.

PORTFOLIO RESULTS

We eliminated the Fund’s position in multifamily REIT UDR, which had benefited during the Reporting Period both from strategic acquisitions that enhanced its portfolio and from improved core fundamentals. In turn, the stock reached our price target, and so we sold the position, taking profits. We redeployed the proceeds into higher conviction ideas.

In the health care subsector, we sold the Fund’s position in Nationwide Health Properties, which was acquired during the Reporting Period by Ventas. This sale was part of our effort to reduce the Fund’s exposure to the health care subsector broadly, as we have concerns regarding the premiums being paid by acquirers as the industry consolidates.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the office and leisure REIT subsectors increased relative to the Wilshire Index. The Fund’s exposure to the multifamily and self-storage subsectors decreased compared to the benchmark index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had an overweighted exposure compared to the Wilshire Index in the office subsector at the end of the annual period. The Fund was underweighted compared to its benchmark index in the health care and multifamily subsectors. The Fund was rather neutrally weighted in the remaining real estate subsectors.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	U.S. real estate securities outperformed the broader U.S. equity market during the Reporting Period overall, and the pullback in U.S. equities broadly, including real estate securities, during the third quarter of 2011, presented us with opportunities to purchase what we considered to be overly discounted stocks, thereby boosting the quality of the Fund’s portfolio at an attractive price. Looking ahead, we remain constructive on REITs, as the Federal Reserve Board’s commitment to keep interest rates low for an extended period should, we believe, support valuations due to the attractive relative yield that REITs provide. Additionally, we believe REITs should be able to grow externally, by using their financing advantage over the private sector, and internally, should rents in high quality properties rise and improvements on existing assets be made.

As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain subsectors. We intend to continue to focus our approach on those companies that have recapitalized their balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure, and a strong management team.

FUND BASICS

Real Estate Securities Fund
as of December 31, 2011

PERFORMANCE REVIEW

January 1, 2011–	Fund Total Return	Wilshire Real Estate
December 31, 2011	(Based on NAV)[1]	Securities Index (Gross)[2]

Class A	9.79%	8.51%
Class B	8.89	8.51
Class C	8.91	8.51
Institutional	10.32	8.51
Service	9.71	8.51
Class IR	9.99	8.51
Class R	9.51	8.51

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire Real Estate Securities Index (Gross) is a market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	3.71%	-3.93%	9.08%	8.80%	7/27/98
Class B	3.84	-3.94	9.04	8.78	7/27/98
Class C	7.90	-3.56	8.88	8.47	7/27/98
Institutional	10.32	-2.41	10.17	9.72	7/27/98
Service	9.71	-2.93	9.60	9.19	7/27/98
Class IR	9.99	N/A	N/A	-0.18	11/30/07
Class R	9.51	N/A	N/A	-0.66	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.44%	1.50%
Class B	2.19	2.25
Class C	2.19	2.25
Institutional	1.04	1.10
Service	1.54	1.60
Class IR	1.19	1.25
Class R	1.69	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/11[5]

Holding	% of Total Net Assets	Subsectors

Simon Property Group, Inc. (REIT)	12.5%	Retail
Public Storage, Inc. (REIT)	6.7	Self Storage
Equity Residential (REIT)	5.8	Multifamily
Ventas, Inc. (REIT)	5.4	Health Care
HCP, Inc. (REIT)	4.7	Health Care
ProLogis, Inc. (REIT)	4.2	Commercial
AvalonBay Communities, Inc. (REIT)	4.2	Multifamily
Host Hotels & Resorts, Inc. (REIT)	4.2	Leisure
Boston Properties, Inc. (REIT)	4.2	Commercial
Vornado Realty Trust (REIT)	3.4	Commercial

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of December 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary
December 31, 2011

The following graph shows the value as of December 31, 2011, of a $10,000 investment made on January 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 1, 2002 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Year	Ten Year	Since Inception
Class A (Commenced July 27, 1998)
Excluding sales charges	9.79%	-2.84%	9.70%	9.26%
Including sales charges	3.71%	-3.93%	9.08%	8.80%

Class B (Commenced July 27, 1998)
Excluding contingent deferred sales charges	8.89%	-3.55%	9.04%	8.78%
Including contingent deferred sales charges	3.84%	-3.94%	9.04%	8.78%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	8.91%	-3.56%	8.88%	8.47%
Including contingent deferred sales charges	7.90%	-3.56%	8.88%	8.47%

Institutional (Commenced July 27, 1998)	10.32%	-2.41%	10.17%	9.72%

Service Shares (Commenced July 27, 1998)	9.71%	-2.93%	9.60%	9.19%

Class IR (Commenced November 30, 2007)	9.99%	N/A	N/A	-0.18%

Class R (Commenced November 30, 2007)	9.51%	N/A	N/A	-0.66%

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments
December 31, 2011

	Interest
	Rate
Principal	Received	Maturity
Amount	(Paid)	Date	Value

Commodity Index Linked Structured Notes(a)(b)(c)(d) – 1.4%
Bank of America Corp.
$2,000,000	(0.220)%	11/20/12	$1,431,790
Citigroup Funding, Inc.
13,000,000	0.090	01/12/12	18,021,585
UBS AG(e)
1,800,000	0.140	05/29/12	1,986,727
6,100,000	0.140	07/27/12	5,950,890

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $22,900,000)			$27,390,992

Agency Debenture(f) – 22.3%
FHLMC
$420,000,000	0.000%	04/02/12	$419,979,000
(Cost $419,901,841)

Shares	Description	Value

Exchange Traded Fund – 3.0%
1,459,127	Vanguard MSCI Emerging Markets	$55,753,243
(Cost $57,614,038)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Government Obligations(f) – 49.4%
United States Treasury Bills
$170,000,000	0.000%	02/16/12	$169,996,744
402,500,000	0.000 (g)	04/05/12	402,478,748
290,000,000	0.000	05/03/12	289,970,287
70,000,000	0.000	06/28/12	69,979,118

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $931,957,809)			$932,424,897

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $1,432,373,688)			$1,435,548,132

Repurchase Agreements(h) – 18.9%
Barclays Capital, Inc.
$47,700,000	0.020%	01/03/12	$47,700,000
Market Value: $47,700,106
Collateralized by U.S. Treasury Notes, 2.250%-3.125%, due 5/31/14-5/15/21. The aggregate market value of the collateral including accrued interest was $48,654,003.

Citigroup Global Markets, Inc.
308,000,000	0.080	01/03/12	308,000,000

Market Value: $308,002,738
Collateralized by GNMA, 3.500%-5.500%, due 6/15/33-5/15/40, FNMA, 3.500%-5.500%, due 3/1/23-10/1/41 and FHLMC, 3.500%-5.500%, due 11/1/26-11/1/41. The aggregate market value of the collateral including accrued interest was $314,160,000.

TOTAL REPURCHASE AGREEMENTS
(Cost $355,700,000)			$355,700,000

TOTAL INVESTMENTS – 95.0%
(Cost $1,788,073,688)			$1,791,248,132

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.0%			95,128,348

NET ASSETS – 100.0%			$1,886,376,480

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security is linked to the S&P GSCI Precious Metals Total Return Index (the “GSCI Precious Metals Index”). The GSCI Precious Metals Index represents an unleveraged, long-only investment in commodity futures. The GSCI Precious Metals Index is a part of a series of sub-indices calculated by Standard and Poor’s that represents components of the S&P GSCI from a number of commodity sectors. The GSCI Precious Metals Index comprises gold and silver.

(b)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(c)	Interest rate disclosed is contingent upon LIBOR minus spread as of December 31, 2011.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,937,617, which represents approximately 0.4% of net assets as of December 31, 2011.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Unless noted, all repurchase agreements were entered into on December 30, 2011.

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments (continued)
December 31, 2011

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association

Currency Abbreviations:
EUR	—	Euro Dollar
GBP	—	British Pound
JPY	—	Japanese Yen
USD	—	United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Peregrine Brokerage Ltd.	JPY/USD	3/21/12	$40,332,742	$203,292
Societe Generale	USD/EUR	3/21/12	4,856,815	40,948
	USD/GBP	3/21/12	5,722,371	48,603

TOTAL				$292,843

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Peregrine Brokerage Ltd.	GBP/USD	3/21/12	$43,354,235	$(300,903)
Societe Generale	EUR/USD	3/21/12	33,026,341	(968,856)
	USD/JPY	3/21/12	4,065,801	(50,949)

TOTAL				$(1,320,708)

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	985	March 2012	$29,423,220	$1,360,112
FTSE 100 Index	452	March 2012	38,860,283	982,223
Russell 2000 Mini Index	824	March 2012	60,877,120	(204,612)
S&P 500 E-mini Index	3,186	March 2012	199,539,180	(58,828)
TSE TOPIX Index	389	March 2012	36,792,517	(522,207)
10 Year U.S. Treasury Notes	(1,347)	March 2012	(176,625,375)	(1,548,945)

TOTAL				$7,743

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments
December 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – 9.6%
Collateralized Mortgage Obligations – 2.8%
Regular Floater(a) – 2.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(b)
$595,841	0.845%	02/25/48		$596,431
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
1,112,856	0.624	12/07/20		1,113,492
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
1,222,326	0.724	10/07/20		1,223,671
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
1,931,751	0.644	11/06/17		1,929,638
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
3,218,700	0.674	02/06/20		3,219,203
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
2,527,313	0.676	03/11/20		2,527,708
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A
3,067,116	0.654	03/06/20		3,068,074
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A
3,058,804	0.654	04/06/20		3,059,281
National Credit Union Administration Guaranteed Notes Series 2011-R6, Class 1A
2,966,431	0.654	05/07/20		2,966,894

				19,704,392

Sequential Fixed Rate – 0.6%
FNMA REMIC Series 2009-70, Class AL
5,072,387	5.000	08/25/19		5,426,785
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A
299,623	1.840	10/07/20		301,682

				5,728,467

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$25,432,859

Federal Agencies – 6.8%
FHLMC – 0.2%
$1,506	5.000%	09/01/16		$1,601
21,388	5.000	11/01/16		22,918
3,095	5.000	12/01/16		3,320
28,136	5.000	01/01/17		30,175
22,753	5.000	01/01/18		24,358
256,879	5.000	02/01/18		274,974
184,059	5.000	03/01/18		197,036
109,582	5.000	04/01/18		117,375
71,809	5.000	05/01/18		76,898
54,165	5.000	06/01/18		57,996
110,973	5.000	07/01/18		118,891
36,160	5.000	08/01/18		38,755
16,586	5.000	10/01/18		17,823
29,231	5.000	11/01/18		31,412
5,109	5.000	02/01/19		5,495
491,474	5.500	01/01/20		531,137

				1,550,164

FNMA – 6.6%
167,438	5.000	03/01/18		180,035
447,064	5.000	04/01/18		480,698
6,481	5.500	01/01/19		7,059
98,132	5.500	02/01/19		106,855
100,281	5.500	03/01/19		109,218
65,651	5.500	04/01/19		71,502
46,569	5.500	05/01/19		50,720
184,079	5.500	06/01/19		200,486
640,692	5.500	07/01/19		697,770
629,616	5.500	08/01/19		685,688
528,329	5.500	09/01/19		575,369
143,593	5.500	10/01/19		156,389
165,847	5.500	11/01/19		180,629
234,226	5.500	12/01/19		255,101
18,973	5.500	01/01/20		20,657
12,698	5.500	06/01/20		13,819
3,190,216	5.500	07/01/20		3,467,906
208,029	5.000	03/01/38		224,478
215,847	5.000	04/01/38		232,914
772,367	4.500	10/01/39		821,735
770,937	4.000	09/01/40		810,163
185,812	4.500	11/01/40		197,836
3,007,091	4.000	12/01/40		3,160,092
2,815,955	4.000	02/01/41		2,962,525
101,938	4.000	04/01/41		107,244
714,191	4.500	07/01/41		762,410
1,458,283	4.500	08/01/41		1,556,879
2,111,048	4.000	10/01/41		2,220,927
709,427	4.500	10/01/41		757,324
872,540	4.000	12/01/41		917,956
22,000,000	3.000	TBA-15yr	(c)	22,718,436
3,000,000	3.500	TBA-30yr	(c)	3,085,781
12,000,000	4.500	TBA-30yr	(c)	12,771,563

				60,568,164

TOTAL FEDERAL AGENCIES				$62,118,328

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $86,989,863)				$87,551,187

Agency Debentures – 6.3%
FHLB
$2,800,000	1.750%	08/22/12		$2,826,900
36,000,000	0.210	01/04/13		35,926,427
FNMA(a)
18,600,000	0.376	05/17/13		18,619,046

TOTAL AGENCY DEBENTURES
(Cost $57,368,332)				$57,372,373

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)
December 31, 2011

Principal	Interest		Maturity
Amount	Rate		Date	Value

Asset-Backed Securities – 0.0%
Home Equity – 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$161,014	7.000%		09/25/37	$114,926
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
211,471	7.000		09/25/37	148,039

TOTAL ASSET-BACKED SECURITIES
(Cost $373,183)				$262,965

Government Guarantee Obligations(d) – 3.0%
Citigroup Funding, Inc.
$7,400,000	0.758	%(a)	04/30/12	$7,417,294
1,800,000	1.875		10/22/12	1,824,768
General Electric Capital Corp.
2,200,000	0.740	(a)	03/12/12	2,201,936
7,400,000	0.697	(a)	06/01/12	7,412,957
7,800,000	2.625		12/28/12	7,984,590

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $26,652,351)				$26,841,545

U.S. Treasury Obligations – 11.9%
United States Treasury Bonds
$200,000	4.750%		02/15/41	$275,658
United States Treasury Notes
16,000,000	0.875		02/29/12	16,020,000
14,900,000	1.000		03/31/12	14,933,375
17,600,000	0.625		06/30/12	17,648,751
20,200,000	0.375		07/31/13	20,247,267
7,300,000	1.000		09/30/16	7,375,044
9,900,000	1.000	(e)	10/31/16	9,995,634
15,600,000	3.125		05/15/21	17,418,649
3,900,000	2.125		08/15/21	3,999,761
200,000	2.000		11/15/21	202,266

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $107,164,125)				$108,116,405

Shares	Rate	Value

Short-term Investment – 58.7%
JPMorgan U.S. Government Money Market Fund – Capital Shares(a)
533,856,499	0.010%	$533,856,499
(Cost $533,856,499)

TOTAL INVESTMENTS – 89.5%
(Cost $812,404,353)		$814,000,974

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.5%		95,521,664

NET ASSETS – 100.0%		$909,522,638

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $596,431, which represents approximately 0.1% of net assets as of December 31, 2011.

(c)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $38,575,780 which represents approximately 4.2% of net assets as of December 31, 2011.

(d)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At December 31, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(c)	Date	Amount	Value

FNMA (Proceeds Receivable: $5,252,188)	4.000%	TBA-30yr	01/12/12	$(5,000,000)	$(5,251,563)

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	5	June 2012	$1,241,187	$(1,688)
Eurodollars	5	September 2012	1,240,813	(250)
Eurodollars	5	December 2012	1,240,563	2,062
Eurodollars	5	March 2013	1,240,625	4,625
Eurodollars	5	June 2013	1,240,437	7,375
U.S. Long Bond	(64)	March 2012	(9,268,000)	(191,458)
U.S. Ultra Long Treasury Bonds	(2)	March 2012	(320,375)	(10,016)
2 Year U.S. Treasury Notes	(323)	March 2012	(71,236,641)	(4,214)
5 Year U.S. Treasury Notes	(22)	March 2012	(2,711,672)	(2,537)
10 Year U.S. Treasury Notes	(45)	March 2012	(5,900,625)	(33,699)

TOTAL				$(229,800)

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)
December 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000’s)(a)	Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America, N.A.	$6,200	06/20/19	3 Month LIBOR	2.000%	$(84,381)	$(56,837)	$(27,544)
Citibank, N.A.	3,500	06/20/27	3 Month LIBOR	2.750	(123,889)	(65,718)	(58,171)
Deutsche Bank AG	4,600	06/20/17	3 Month LIBOR	1.750	(77,399)	(61,539)	(15,860)
	3,900	10/14/19	2.945%	3 Month LIBOR	108,939	—	108,939
	3,900	11/25/19	2.539	3 Month LIBOR	28,202	—	28,202
	3,900	12/06/19	2.785	3 Month LIBOR	70,094	—	70,094
	1,000	06/20/22	2.500	3 Month LIBOR	31,391	30,514	877
	1,600	10/14/29	3 Month LIBOR	3.319	(89,532)	—	(89,532)
	1,600	11/25/29	3 Month LIBOR	2.910	(7,801)	—	(7,801)
	1,600	12/06/29	3 Month LIBOR	3.152	(53,242)	—	(53,242)
JPMorgan Chase Bank, N.A.	9,300	06/20/17	3 Month LIBOR	1.750	(156,480)	(132,769)	(23,711)
	6,300	06/20/19	3 Month LIBOR	2.000	(85,742)	(59,213)	(26,529)
	2,900	06/20/22	3 Month LIBOR	2.500	(91,033)	(53,589)	(37,444)
	5,500	06/20/22	3 Month LIBOR	2.500	(172,649)	(113,424)	(59,225)
	1,000	06/20/22	2.500	3 Month LIBOR	31,391	30,271	1,120
	2,000	06/20/22	2.500	3 Month LIBOR	62,781	60,254	2,527

TOTAL					$(609,350)	$(422,050)	$(187,300)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2011.

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES(a)

		Notional
	Referenced	Amount	Rate Paid	Termination	Market
Counterparty	Obligation	(000’s)	by the Fund	Date	Value(b)

Deutsche Bank AG	S&P GSCI Excess Return Index	$9,000	0.140%	12/21/12	$55,984
Merrill Lynch International	S&P GSCI Excess Return Index	304,663	0.140	03/15/12	(6,458,851)
		8,359	0.140	03/15/12	(177,201)
		15,359	0.140	03/15/12	(325,620)
		19,264	0.140	03/15/12	830,309
		9,468	0.140	03/15/12	(200,716)
UBS AG	S&P GSCI Excess Return Index	562,764	0.140	10/01/12	(11,930,577)

TOTAL					$(18,206,672)

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments
December 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Commodity Index Linked Structured Notes(a)(b)(c)(d) – 4.3%
Bank of America Corp.
$2,200,000	0.270%	12/03/12	$1,902,543
5,000,000	0.280	12/17/12	4,558,469
2,500,000	0.280	01/14/13	2,294,879
UBS AG(e)
3,780,000	0.130	11/13/12	3,806,329
1,300,000	0.280	11/13/12	1,100,950
3,200,000	0.290	11/29/12	2,549,503
2,400,000	0.280	12/12/12	2,011,561
2,700,000	0.280	01/14/13	2,409,877

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $23,080,000)			$20,634,111

Shares	Description	Value

Exchange Traded Funds – 5.7%
211,004	iShares MSCI Emerging Markets Index Fund	$8,005,492
258,781	iShares Russell 2000 Index Fund	19,069,572

TOTAL EXCHANGE TRADED FUNDS
(Cost $27,542,766)		$27,075,064

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligation(f) – 25.6%
United States Treasury Inflation Indexed Bond
$114,102,468	0.625%	07/15/21	$122,125,012
(Cost $119,965,651)

Shares	Rate	Value

Short-term Investment(a) – 64.4%
JPMorgan U.S. Government Money Market Fund — Capital Shares
307,944,870	0.010%	$307,944,870
(Cost $307,944,870)

TOTAL INVESTMENTS – 100.0%
(Cost $478,533,287)		$477,779,057

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		188,802

NET ASSETS – 100.0%		$477,967,859

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

(b)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(c)	Security is linked to the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBSCI Total Return”). The DJ-UBSCI Total Return is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The DJUBSCI Total Return is composed of nineteen commodities in eight diverse sectors: energy, petroleum, precious metals, industrial metals, grains, livestock, softs, and agriculture.

(d)	Interest rate disclosed is contingent upon LIBOR minus spread as of December 31, 2011.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $11,878,220, which represents approximately 2.5% of net assets as of December 31, 2011.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Amsterdam Index	12	January 2012	$973,017	$47,100
CAC 40 Index	84	January 2012	3,441,437	172,230
DAX Index	16	March 2012	3,054,430	107,293
Euro-Bund	318	March 2012	57,224,901	1,376,656
FTSE 100 Index	103	March 2012	8,855,330	223,825
FTSE/MIB Index	9	March 2012	880,200	12,187
Hang Seng Index	9	January 2012	1,069,348	(9,696)
IBEX 35 Index	11	January 2012	1,206,707	33,907
Long Gilt	86	March 2012	15,619,608	227,386
MSCI Singapore Index	14	January 2012	648,271	(10,637)
OMX Stockholm 30 Index	82	January 2012	1,178,399	46,059
S&P 500 E-mini Index	603	March 2012	37,765,890	(11,134)
S&P/TSX 60 Index	35	March 2012	4,664,834	(12,133)
SPI 200 Index	32	March 2012	3,288,506	(130,430)
TSE TOPIX Index	87	March 2012	8,228,661	(122,460)
10 Year Australian Treasury Bonds	19	March 2012	2,310,509	20,560
10 Year Canadian Government Bonds	37	March 2012	4,860,937	36,208
10 Year Japanese Government Bonds	55	March 2012	101,761,076	396,179
10 Year U.S. Treasury Notes	797	March 2012	104,506,625	965,807

TOTAL				$3,368,907

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments (continued)
December 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2011, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACTS

					Credit
					Spread at		Upfront
		Notional	Rates Received		December 31,		Payments
	Referenced	Amount	(Paid) by	Termination	2011(a)	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000’s)	the Fund	Date	(Basis Points)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Credit Suisse International	CDX North America Investment Grade Index	$5,400	(1.000)%	12/20/16	119	$47,691	$90,236	$(42,545)
Deutsche Bank AG	CDX North America Investment Grade Index	1,700	(1.000)	12/20/16	119	15,014	21,236	(6,222)
Protection Sold:
Credit Suisse International	CDX North America High Yield Index	3,300	5.000	12/20/16	680	(224,549)	(271,493)	46,944
		4,200	5.000	12/20/16	680	(285,790)	(322,401)	36,611
		4,900	5.000	12/20/16	680	(333,422)	(539,796)	206,374
		6,300	5.000	12/20/16	680	(428,685)	(694,023)	265,338
Deutsche Bank AG	CDX Emerging Markets Index	22,100	5.000	12/20/16	308	1,923,943	1,875,400	48,543
	CDX North America High Yield Index	3,400	5.000	12/20/16	680	(231,354)	(269,965)	38,611
		4,500	5.000	12/20/16	680	(306,203)	(444,707)	138,504
		3,800	5.000	12/20/16	680	(258,572)	(200,120)	(58,452)

TOTAL						$(81,927)	$(755,633)	$673,706

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 99.1%
Australia – 15.4%
1,027,000	AIMS AMP Capital Industrial REIT (REIT) (Industrial)	$747,708
674,213	Charter Hall Group (REIT) (Diversified)	1,372,314
10,205,022	Dexus Property Group (REIT) (Diversified)	8,648,383
682,523	GPT Group (REIT) (Diversified)	2,139,215
1,640,156	Stockland (REIT) (Diversified)	5,358,049
1,359,998	Westfield Group (REIT) (Retail)	10,850,592
4,753,911	Westfield Retail Trust (REIT) (Retail)	12,115,335

		41,231,596

Austria – 1.7%
1,002,120	Atrium European Real Estate Ltd. (Retail)	4,517,169

Canada – 10.7%
139,900	Allied Properties Real Estate Investment Trust (REIT) (Office)	3,471,580
94,200	Canadian Apartment Properties Real Estate Investment Trust (REIT) (Residential)	2,062,922
112,000	Canadian Real Estate Investment Trust (REIT) (Diversified)	3,891,828
118,300	Dundee Real Estate Investment Trust (REIT) (Office)	3,793,729
993,000	InnVest Real Estate Investment Trust (REIT) (Hotels)	4,025,610
266,500	Primaris Retail Real Estate Investment Trust (REIT) (Retail)	5,391,475
527,800	TransGlobe Apartment REIT (REIT) (Residential)(a)	6,056,424

		28,693,568

China – 5.5%
6,944,000	China Overseas Land & Investment Ltd. (Diversified)	11,524,145
3,922,000	Shimao Property Holdings Ltd. (Diversified)	3,334,377

		14,858,522

Finland – 0.6%
504,505	Citycon Oyj (Retail)	1,506,459

France – 7.3%
28,953	Fonciere Des Regions (REIT) (Diversified)	1,852,349
28,186	Gecina SA (REIT) (Residential)	2,362,152
174,324	Nexity SA (Residential)	3,932,335
63,585	Unibail-Rodamco SE (REIT) (Diversified)	11,380,013

		19,526,849

Germany – 0.9%
195,497	Alstria Office REIT-AG (REIT) (Office)	2,324,636

Hong Kong – 17.7%
3,331,000	Hang Lung Properties Ltd. (Retail)	9,455,327
1,837,000	Henderson Land Development Co. Ltd. (Diversified)	9,100,040
757,000	Hongkong Land Holdings Ltd. (Office)	3,431,020
1,357,000	Kerry Properties Ltd. (Diversified)	4,483,997
1,689,475	Sun Hung Kai Properties Ltd. (Diversified)	21,113,229

		47,583,613

Japan – 17.6%
1,158	Japan Prime Realty Investment Corp. (REIT) (Office)	2,721,311
344	Japan Real Estate Investment Corp. (REIT) (Office)	2,678,260
455,000	Mitsubishi Estate Co. Ltd. (Diversified)	6,784,691
964,000	Mitsui Fudosan Co. Ltd. (Office)	14,056,767
369	Nippon Building Fund, Inc. (REIT) (Office)	3,019,869
450	Orix JREIT, Inc. (REIT) (Office)	1,850,668
458,000	Sumitomo Realty & Development Co. Ltd. (Office)	8,002,278
241,400	The Sankei Building Co. Ltd. (Diversified)	924,426
6,394	United Urban Investment Corp. (REIT) (Diversified)	7,275,784

		47,314,054

Netherlands – 2.0%
14,971	Corio NV (REIT) (Retail)	648,259
151,215	Eurocommercial Properties NV CVA (REIT) (Retail)	4,784,863

		5,433,122

Norway – 1.5%
3,381,191	Norwegian Property ASA (Diversified)	4,150,989

Russia – 0.6%
344,722	Etalon Group Ltd. GDR (Residential)*(a)	1,614,031

Singapore – 4.5%
7,148,000	CapitaLand Ltd. (Residential)	12,164,810

Sweden – 2.5%
532,165	Castellum AB (Diversified)	6,585,247

United Kingdom – 10.6%
265,097	Derwent London PLC (REIT) (Office)	6,424,963
377,176	Great Portland Estates PLC (REIT) (Office)	1,891,346
1,442,325	Hammerson PLC (REIT) (Retail)	8,054,145
230,994	Land Securities Group PLC (REIT) (Diversified)	2,278,289
2,244,205	Metric Property Investments PLC (REIT) (Retail)	2,962,463

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

736,661	Safestore Holdings PLC (Industrial)	$1,141,193
946,425	Segro PLC (REIT) (Industrial)	3,064,514
379,280	Shaftesbury PLC (REIT) (Diversified)	2,751,033

		28,567,946

TOTAL INVESTMENTS – 99.1%
(Cost $280,495,354)		$266,072,611

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		2,385,286

NET ASSETS – 100.0%		$268,457,897

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,670,455, which represents approximately 2.9% of net assets as of December 31, 2011.

Investment Abbreviations:
CVA	—	Dutch Certification
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 98.2%
Commercial – 29.1%
179,879	Alexandria Real Estate Equities, Inc. (REIT)	$12,406,255
245,906	Boston Properties, Inc. (REIT)	24,492,238
493,517	Brandywine Realty Trust (REIT)	4,688,411
592,474	Brookfield Office Properties, Inc.	9,266,293
221,362	Digital Realty Trust, Inc. (REIT)	14,758,204
406,747	Douglas Emmett, Inc. (REIT)	7,419,065
874,802	Duke Realty Corp. (REIT)	10,541,364
45,886	EastGroup Properties, Inc. (REIT)	1,995,123
522,386	Hudson Pacific Properties, Inc. (REIT)	7,396,986
260,323	Kilroy Realty Corp. (REIT)	9,910,497
375,911	Liberty Property Trust (REIT)	11,608,132
866,360	ProLogis, Inc. (REIT)	24,769,232
179,512	SL Green Realty Corp. (REIT)	11,962,680
256,603	Vornado Realty Trust (REIT)	19,722,507

		170,936,987

Health Care – 12.8%
176,018	Brookdale Senior Living, Inc.*	3,060,953
673,075	HCP, Inc. (REIT)	27,885,497
227,603	Health Care REIT, Inc. (REIT)	12,411,192
576,349	Ventas, Inc. (REIT)	31,774,120

		75,131,762

Leisure – 6.9%
447,863	DiamondRock Hospitality Co. (REIT)	4,317,399
1,661,502	Host Hotels & Resorts, Inc. (REIT)	24,540,385
240,818	LaSalle Hotel Properties (REIT)	5,830,204
152,347	Pebblebrook Hotel Trust (REIT)	2,922,015
58,808	Starwood Hotels & Resorts Worldwide, Inc.	2,821,020

		40,431,023

Multifamily – 18.1%
270,920	American Campus Communities, Inc. (REIT)	11,367,803
189,057	AvalonBay Communities, Inc. (REIT)	24,690,844
260,275	Camden Property Trust (REIT)	16,199,516
596,172	Equity Residential (REIT)	33,999,689
86,267	Essex Property Trust, Inc. (REIT)	12,121,376
177,309	Post Properties, Inc. (REIT)	7,751,950

		106,131,178

Other – 0.6%
551,019	MFA Financial, Inc. (REIT)	3,702,848

Retail – 24.1%
456,674	CBL & Associates Properties, Inc. (REIT)	7,169,782
622,971	DDR Corp. (REIT)	7,581,557
97,648	Federal Realty Investment Trust (REIT)	8,861,556
719,519	General Growth Properties, Inc. (REIT)	10,807,175
950,425	Kimco Realty Corp. (REIT)	15,434,902
569,464	Simon Property Group, Inc. (REIT)	73,426,688
352,049	Tanger Factory Outlet Centers, Inc. (REIT)	10,322,077
124,814	Taubman Centers, Inc. (REIT)	7,750,950

		141,354,687

Self Storage – 6.6%
291,318	Public Storage (REIT)	39,170,618

TOTAL INVESTMENTS – 98.2%
(Cost $437,694,266)		$576,859,103

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		10,322,164

NET ASSETS – 100.0%		$587,181,267

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.          47

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Assets and Liabilities
December 31, 2011

Absolute Return
Tracker Fund
Assets:

Investments, at value (cost $1,432,373,688, $812,404,353, $478,533,287, $280,495,354 and $437,694,266)	$1,435,548,132
Repurchase Agreement, at value which equals cost	355,700,000
Cash	106,901,101
Foreign currencies, at value (cost $161,050 and $808,119 for Absolute Return Tracker and International Real Estate Securities Funds)	158,167
Receivables:
Fund shares sold	5,471,258
Collateral on certain derivative contracts	1,610,000
Futures variation margin	303,688
Unrealized gain on forward foreign currency exchange contracts	292,843
Reimbursement from investment adviser	19,558
Investments sold	—
Investments sold on an extended-settlement basis	—
Dividends and interest	—
Foreign tax reclaims	—
Unrealized gain on swap contracts	—
Upfront payments made on swap contracts	—

Total assets	1,906,004,747

Liabilities:

Due to custodian	—
Payables:
Fund shares redeemed	15,272,064
Amounts owed to affiliates	2,076,211
Unrealized loss on forward foreign currency exchange contracts	1,320,708
Due to broker	760,333
Investments purchased	—
Investments purchased on an extended-settlement basis	—
Income distribution	—
Forward sale contracts, at value (proceeds received $5,252,188 for Commodity Strategy Fund)	—
Futures variation margin	—
Unrealized loss on swap contracts	—
Upfront payments received on swap contracts	—
Accrued expenses and other liabilities	198,951

Total liabilities	19,628,267

Net Assets:

Paid-in capital	1,926,276,517
Undistributed (distributions in excess of) net investment income (loss)	(2,057,426)
Accumulated net realized loss	(40,005,990)
Net unrealized gain (loss)	2,163,379

NET ASSETS	$1,886,376,480

Net Assets:
Class A	$493,429,499
Class B	—
Class C	60,597,753
Institutional	1,314,750,548
Service	—
Class IR	16,340,884
Class R	1,257,796

Total Net Assets	$1,886,376,480

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	56,129,866
Class B	—
Class C	7,079,159
Institutional	147,649,843
Service	—
Class IR	1,844,210
Class R	144,323

Net asset value, offering and redemption price per share:(b)
Class A	$8.79
Class B	—
Class C	8.56
Institutional	8.90
Service	—
Class IR	8.86
Class R	8.72

(a)	Statement of Assets and Liabilities for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances have been eliminated.
(b)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities and Real Estate Securities Funds is $9.30, $6.16, $10.89, $5.23 and $14.26, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

		International
Commodity	Dynamic	Real Estate	Real Estate
Strategy Fund(a)	Allocation Fund	Securities Fund	Securities Fund

$814,000,974	$477,779,057	$266,072,611	$576,859,103
—	—	—	—
123,118,621	—	3,869,032	10,515,697
—	—	735,876	—

4,805,177	2,193,226	50,759	409,887
63,434,467	1,490,000	—	—
—	695,598	—	—
—	—	—	—
88,022	46,009	14,473	23,525
—	—	1,656,701	—
87,577,559	—	—	—
479,804	332,856	1,565,849	2,294,475
—	—	24,053	—
1,098,052	780,925	—	—
121,039	1,986,872	—	—

1,094,723,715	485,304,543	273,989,354	590,102,687

—	1,182,022	—	—

2,985,177	2,516,745	4,845,744	2,239,658
495,161	487,551	285,004	576,655
—	—	—	—
—	189,758	—	—
35,987,836	—	278,495	—
120,128,867	—	—	—
46,357	—	—	—
5,251,563	—	—	—
64,506	—	—	—
19,492,024	107,219	—	—
543,089	2,742,505	—	—
206,497	110,884	122,214	105,107

185,201,077	7,336,684	5,531,457	2,921,420

1,008,323,664	485,891,595	915,425,505	591,905,975
6,291,086	(109,368)	(9,538,316)	731,301
(88,065,586)	(11,104,187)	(622,943,501)	(144,620,846)
(17,026,526)	3,289,819	(14,485,791)	139,164,837

$909,522,638	$477,967,859	$268,457,897	$587,181,267

$205,560,952	$165,876,794	$83,294,937	$166,916,946
—	—	—	1,850,205
15,273,235	56,025,245	1,979,966	10,953,547
668,618,106	199,082,955	183,167,137	402,102,740
—	—	—	4,670,284
19,007,408	56,972,370	15,857	442,707
1,062,937	10,495	—	244,838

$909,522,638	$477,967,859	$268,457,897	$587,181,267

34,943,685	16,120,502	16,861,436	12,384,105
—	—	—	137,770
2,642,865	5,505,963	399,782	828,466
113,508,926	19,233,500	37,830,802	29,420,447
—	—	—	344,244
3,217,255	5,515,956	3,225	32,773
181,819	1,020	—	18,210

$5.88	$10.29	$4.94	$13.48
—	—	—	13.43
5.78	10.18	4.95	13.22
5.89	10.35	4.84	13.67
—	—	—	13.57
5.91	10.33	4.92	13.51
5.85	10.28	—	13.45

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Operations
For the Fiscal Year Ended December 31, 2011

Absolute Return
Tracker Fund

Investment income:

Interest	$2,409,418
Dividends (net of foreign taxes withheld of $0, $0, $0, $964,849 and $62,032)	2,062,057

Total investment income	4,471,475

Expenses:

Management fees	18,692,152
Distribution and Service fees(b)	2,163,776
Transfer Agent fees(b)	1,662,794
Printing and mailing costs	210,138
Registration fees	207,260
Custody and accounting fees	139,338
Professional fees	116,662
Trustee fees	20,043
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Other	47,076

Total expenses	23,259,239

Less — expense reductions	(528,178)

Net expenses	22,731,061

NET INVESTMENT INCOME (LOSS)	(18,259,586)

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments	23,951,934
Futures contracts	(48,098,507)
Swap contracts	—
Forward foreign currency exchange contracts	4,991,916
Foreign currency transactions	(810,983)
Net change in unrealized gain (loss) on:
Investments	(17,074,790)
Futures contracts	(13,869,131)
Swap contracts	—
Forward foreign currency exchange contracts	(2,435,401)
Foreign currency translation	2,015

Net realized and unrealized gain (loss)	(53,342,947)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(71,602,533)

(a)	Statement of Operations for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	$1,435,165	$—	$723,379	$5,232	$1,090,732	$—	$137,443	$413,648	$—	$18,983	$1,988
Commodity Strategy	457,467	—	161,677	4,209	237,880	—	21,018	297,206	—	34,098	1,094
Dynamic Allocation	256,467	—	282,343	54	194,916	—	53,645	58,995	—	67,040	20
International Real Estate Securities	307,321	—	26,203	—	233,565	—	4,979	89,943	—	24	—
Real Estate Securities	416,492	25,322	111,305	1,513	316,535	4,811	21,148	161,575	2,026	460	575

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

		International
Commodity	Dynamic	Real Estate	Real Estate
Strategy Fund(a)	Allocation Fund	Securities Fund	Securities Fund

$3,011,335	$2,607,775	$656	$—
52,638	661,052	12,919,472	14,298,629

3,063,973	3,268,827	12,920,128	14,298,629

4,846,165	2,822,404	3,679,376	5,898,025
623,353	538,864	333,524	554,632
591,296	374,616	328,511	507,130
160,351	89,359	86,263	79,356
138,462	92,848	60,764	100,054
158,824	67,315	230,396	92,739
211,457	138,959	102,895	89,356
18,172	17,168	18,084	17,727
—	—	—	12,659
—	—	—	12,659
28,142	28,314	20,886	28,057

6,776,222	4,169,847	4,860,699	7,392,394

(287,962)	(264,148)	(382,820)	(385,492)

6,488,260	3,905,699	4,477,879	7,006,902

(3,424,287)	(636,872)	8,442,249	7,291,727

3,490,350	(20,090,282)	16,153,182	52,988,718
(3,888,884)	9,979,789	—	—
71,377,986	1,428,156	—	—
—	—	—	—
—	76,281	(109,089)	—

658,951	(5,897,510)	(93,273,410)	(6,849,841)
10,291	4,121,048	—	—
(77,393,747)	825,044	—	—
—	—	—	—
—	(22,412)	(99,812)	—

(5,745,053)	(9,579,886)	(77,329,129)	46,138,877

$(9,169,340)	$(10,216,758)	$(68,886,880)	$53,430,604

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

	Absolute Return Tracker Fund
	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010

From operations:

Net investment income (loss)	$(18,259,586)	$(12,491,730)
Net realized gain (loss)	(19,965,640)	18,516,640
Net change in unrealized gain (loss)	(33,377,307)	32,705,444

Net increase (decrease) in net assets resulting from operations	(71,602,533)	38,730,354

Distributions to shareholders:

From net investment income
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
From net realized gains
Class A Shares	(6,383,619)	(2,895,763)
Class C Shares	(811,990)	(492,996)
Institutional Shares	(16,722,585)	(4,596,410)
Class IR Shares	(209,827)	(34,395)
Class R Shares	(15,733)	(5,280)
From capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—

Total distributions to shareholders	(24,143,754)	(8,024,844)

From share transactions:

Proceeds from sales of shares	1,469,079,630	1,308,474,174
Reinvestment of distributions	18,608,561	5,685,036
Cost of shares redeemed	(866,777,047)	(660,831,606	)(c)

Net increase (decrease) in net assets resulting from share transactions	620,911,144	653,327,604

TOTAL INCREASE (DECREASE)	525,164,857	684,033,114

Net assets:

Beginning of year	1,361,211,623	677,178,509

End of year	$1,886,376,480	$1,361,211,623

Undistributed (distributions in excess of) net investment income (loss)	$(2,057,426)	$(3,624,417)

(a)	Statement of Changes in Net Assets for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on January 5, 2010.
(c)	Net of $77,374, $19,024 and $3,199 of redemption fees remitted to the Absolute Return Tracker, Commodity Strategy and International Real Estate Securities Funds, respectively.

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)			Dynamic Allocation Fund		International Real Estate Securities Fund			Real Estate Securities Fund
For the	For the		For the	For the	For the	For the		For the	For the
Fiscal Year Ended	Fiscal Year Ended		Fiscal Year Ended	Period Ended	Fiscal Year Ended	Fiscal Year Ended		Fiscal Year Ended	Fiscal Year Ended
December 31, 2011	December 31, 2010		December 31, 2011	December 31, 2010(b)	December 31, 2011	December 31, 2010		December 31, 2011	December 31, 2010

$(3,424,287)	$(580,100)		$(636,872)	$(154,892)	$8,442,249	$13,735,056		$7,291,727	$7,041,050
70,979,452	46,973,939		(8,606,056)	4,239,481	16,044,093	3,769,345		52,988,718	63,280,853
(76,724,505)	25,145,509		(973,830)	4,263,649	(93,373,222)	23,998,760		(6,849,841)	68,464,875

(9,169,340)	71,539,348		(10,216,758)	8,348,238	(68,886,880)	41,503,161		53,430,604	138,786,778

(3,791,752)	(14,274,120)		(695,703)	—	(3,111,520)	(9,055,756)		(2,546,078)	(2,737,164)
—	—		—	—	—	—		(23,312)	(42,781)
(261,717)	(1,027,390)		(58,166)	—	(50,095)	(169,035)		(109,456)	(115,188)
(15,994,032)	(63,002,437)		(1,322,252)	—	(7,295,162)	(16,549,686)		(7,315,778)	(8,502,338)
—	—		—	—	—	—		(72,385)	(91,110)
(501,802)	(573,610)		(324,756)	—	(439)	(559)		(4,066)	(580)
(16,064)	(39,635)		—	—	—	—		(4,071)	(2,659)

—	—		(383,552)	(666,661)	—	—		—	—
—	—		(128,162)	(130,129)	—	—		—	—
—	—		(474,542)	(1,357,506)	—	—		—	—
—	—		(134,476)	(402,682)	—	—		—	—
—	—		(26)	(187)	—	—		—	—

—	—		—	—	(11,007)	—		—	—
—	—		—	—	(235)	—		—	—
—	—		—	—	(20,656)	—		—	—
—	—		—	—	(1)	—		—	—

(20,565,367)	(78,917,192)		(3,521,635)	(2,557,165)	(10,489,115)	(25,775,036)		(10,075,146)	(11,491,820)

719,159,719	390,513,408		467,627,548	199,847,451	78,325,722	109,361,043		129,546,580	194,803,609
17,225,195	69,003,196		3,388,823	1,583,487	9,868,121	22,250,360		9,501,147	10,710,436
(603,265,935)	(238,848,507	)(c)	(139,515,356)	(47,016,774)	(122,631,825)	(104,840,335	)(c)	(149,564,926)	(290,861,663)

133,118,979	220,668,097		331,501,015	154,414,164	(34,437,982)	26,771,068		(10,517,199)	(85,347,618)

103,384,272	213,290,253		317,762,622	160,205,237	(113,813,977)	42,449,193		32,838,259	41,947,340

806,138,366	592,848,113		160,205,237	—	382,271,874	339,772,681		554,343,008	512,395,668

$909,522,638	$806,138,366		$477,967,859	$160,205,237	$268,457,897	$382,271,874		$587,181,267	$554,343,008

$6,291,086	$(44,911,530)		$(109,368)	$215,544	$(9,538,316)	$(22,832,183)		$731,301	$866,696

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$9.25	$(0.12)	$(0.23)	$(0.35)	$—	$(0.11)	$(0.11)
2011 - C	9.08	(0.18)	(0.23)	(0.41)	—	(0.11)	(0.11)
2011 - Institutional	9.34	(0.08)	(0.25)	(0.33)	—	(0.11)	(0.11)
2011 - IR	9.31	(0.09)	(0.25)	(0.34)	—	(0.11)	(0.11)
2011 - R	9.20	(0.14)	(0.23)	(0.37)	—	(0.11)	(0.11)

2010 - A	9.06	(0.13)	0.38	0.25	—	(0.06)	(0.06)
2010 - C	8.96	(0.19)	0.37	0.18	—	(0.06)	(0.06)
2010 - Institutional	9.11	(0.09)	0.38	0.29	—	(0.06)	(0.06)
2010 - IR	9.09	(0.10)	0.38	0.28	—	(0.06)	(0.06)
2010 - R	9.03	(0.14)	0.37	0.23	—	(0.06)	(0.06)

2009 - A	8.58	(0.12)	0.62	0.50	(0.01)	(0.01)	(0.02)
2009 - C	8.54	(0.19)	0.62	0.43	—	(0.01)	(0.01)
2009 - Institutional	8.60	(0.08)	0.62	0.54	(0.02)	(0.01)	(0.03)
2009 - IR	8.59	(0.11)	0.64	0.53	(0.02)	(0.01)	(0.03)
2009 - R	8.57	(0.14)	0.61	0.47	—	(0.01)	(0.01)

FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced May 30, 2008)	10.00	0.01	(1.43)	(1.42)	—	—	—
2008 - C (Commenced May 30, 2008)	10.00	(0.03)	(1.43)	(1.46)	—	—	—
2008 - Institutional (Commenced May 30, 2008)	10.00	0.04	(1.44)	(1.40)	—	—	—
2008 - IR (Commenced May 30, 2008)	10.00	0.04	(1.45)	(1.41)	—	—	—
2008 - R (Commenced May 30, 2008)	10.00	0.01	(1.44)	(1.43)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$8.79	(3.77)%	$493,429	1.56%		1.59%		(1.31)%		105%
8.56	(4.50)	60,598	2.31		2.34		(2.06)		105
8.90	(3.51)	1,314,751	1.16		1.19		(0.88)		105
8.86	(3.63)	16,341	1.31		1.34		(1.02)		105
8.72	(4.00)	1,258	1.81		1.84		(1.54)		105

9.25	2.73	490,567	1.59		1.63		(1.39)		132
9.08	1.98	78,423	2.34		2.38		(2.13)		132
9.34	3.16	786,120	1.19		1.23		(0.97)		132
9.31	3.05	5,206	1.34		1.38		(1.12)		132
9.20	2.52	895	1.84		1.88		(1.60)		132

9.06	5.75	322,502	1.60		1.86		(1.36)		126
8.96	5.01	47,012	2.35		2.61		(2.13)		126
9.11	6.28	305,992	1.20		1.46		(0.93)		126
9.09	6.15	1,642	1.35		1.61		(1.18)		126
9.03	5.46	31	1.85		2.11		(1.60)		126

8.58	(14.20)	41,900	1.60	(c)	3.58	(c)	0.08	(c)	331
8.54	(14.60)	2,985	2.35	(c)	4.33	(c)	(0.68	)(c)	331
8.60	(14.00)	72,903	1.20	(c)	3.18	(c)	0.72	(c)	331
8.59	(14.10)	9	1.35	(c)	3.33	(c)	0.98	(c)	331
8.57	(14.30)	9	1.85	(c)	3.83	(c)	0.48	(c)	331

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS COMMODITY STRATEGY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net		From net
	beginning	investment	and unrealized	investment	investment		realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income		gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$6.03	$(0.04)	$0.01	$(0.03)	$(0.12)		$—	$(0.12)
2011 - C	5.95	(0.08)	0.01	(0.07)	(0.10)		—	(0.10)
2011 - Institutional	6.04	(0.02)	—	(0.02)	(0.13)		—	(0.13)
2011 - IR	6.05	(0.02)	0.01	(0.01)	(0.13)		—	(0.13)
2011 - R	6.01	(0.05)	0.01	(0.04)	(0.12)		—	(0.12)

2010 - A	6.19	(0.02)	0.52	0.50	(0.66)		—	(0.66)
2010 - C	6.14	(0.06)	0.51	0.45	(0.64)		—	(0.64)
2010 - Institutional	6.19	— (c)	0.52	0.52	(0.67)		—	(0.67)
2010 - IR	6.20	(0.01)	0.53	0.52	(0.67)		—	(0.67)
2010 - R	6.18	(0.04)	0.52	0.48	(0.65)		—	(0.65)

2009 - A	5.40	0.02	0.91	0.93	(0.14)		—	(0.14)
2009 - C	5.38	(0.02)	0.90	0.88	(0.12)		—	(0.12)
2009 - Institutional	5.43	0.04	0.88	0.92	(0.16)		—	(0.16)
2009 - IR	5.40	0.05	0.90	0.95	(0.15)		—	(0.15)
2009 - R	5.40	— (c)	0.92	0.92	(0.14)		—	(0.14)

2008 - A	12.22	0.20	(6.19)	(5.99)	(0.21	)(d)	(0.62)	(0.83)
2008 - C	12.20	0.11	(6.18)	(6.07)	(0.13	)(d)	(0.62)	(0.75)
2008 - Institutional	12.26	0.25	(6.21)	(5.96)	(0.25	)(d)	(0.62)	(0.87)
2008 - IR	12.21	0.23	(6.18)	(5.95)	(0.24	)(d)	(0.62)	(0.86)
2008 - R	12.21	0.17	(6.18)	(6.01)	(0.18	)(d)	(0.62)	(0.80)

FOR THE PERIOD ENDED DECEMBER 31,
2007 - A (Commenced May 30, 2007)	10.00	0.19	2.22	2.41	(0.19)		—	(0.19)
2007 - C (Commenced May 30, 2007)	10.00	0.13	2.22	2.35	(0.15)		—	(0.15)
2007 - Institutional (Commenced May 30, 2007)	10.00	0.23	2.24	2.47	(0.21)		—	(0.21)
2007 - IR (Commenced November 30, 2007)	11.62	0.03	0.63	0.66	(0.07)		—	(0.07)
2007 - R (Commenced November 30, 2007)	11.62	0.02	0.64	0.66	(0.07)		—	(0.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Includes distribution of capital of less than $0.005 per share.
(e)	Annualized.

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

							Ratio of	Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment	turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income (loss)	(including the	(excluding the
value, end	Total	period	to average		to average		to average	effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets	dollar rolls)	dollar rolls)

$5.88	(0.56)%	$205,561	0.92%		0.95%		(0.61)%	581%	399%
5.78	(1.26)	15,273	1.67		1.70		(1.36)	581	399
5.89	(0.41)	668,618	0.58		0.61		(0.27)	581	399
5.91	(0.28)	19,007	0.67		0.70		(0.37)	581	399
5.85	(0.83)	1,063	1.17		1.20		(0.87)	581	399

6.03	8.46	145,288	0.92		0.96		(0.34)	162	124
5.95	7.70	11,455	1.67		1.71		(1.10)	162	124
6.04	8.85	641,978	0.58		0.62		(0.02)	162	124
6.05	8.79	6,957	0.67		0.71		(0.23)	162	124
6.01	8.20	459	1.17		1.21		(0.63)	162	124

6.19	17.12	111,685	0.92		1.04		0.37	104	104
6.14	16.15	5,669	1.67		1.79		(0.35)	104	104
6.19	16.84	475,318	0.58		0.70		0.65	104	104
6.20	17.76	67	0.68		0.79		0.81	104	104
6.18	17.07	109	1.17		1.29		0.01	104	104

5.40	(49.23)	40,118	0.92		1.06		1.62	279	279
5.38	(49.66)	2,208	1.67		1.81		0.91	279	279
5.43	(48.96)	127,630	0.58		0.72		1.97	279	279
5.40	(49.14)	17	0.67		0.81		1.90	279	279
5.40	(49.39)	9	1.17		1.31		1.43	279	279

12.22	24.27	86,648	0.93	(e)	1.09	(e)	2.36 (e)	83	83
12.20	23.66	684	1.68	(e)	1.84	(e)	1.48 (e)	83	83
12.26	24.95	290,380	0.58	(e)	0.74	(e)	2.73 (e)	83	83
12.21	5.71	11	0.67	(e)	0.83	(e)	2.56 (e)	83	83
12.21	5.67	11	1.17	(e)	1.33	(e)	2.08 (e)	83	83

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	Income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2011 - A	$10.54	$(0.03)	$(0.15)	$(0.18)	$(0.04)	$(0.03)	$(0.07)
2011 - C	10.47	(0.13)	(0.12)	(0.25)	(0.01)	(0.03)	(0.04)
2011 - Institutional	10.59	0.01	(0.16)	(0.15)	(0.06)	(0.03)	(0.09)
2011 - IR	10.57	(0.02)	(0.14)	(0.16)	(0.05)	(0.03)	(0.08)
2011 - R	10.52	(0.05)	(0.16)	(0.21)	—	(0.03)	(0.03)

FOR THE PERIOD ENDED DECEMBER 31,
2010 - A (Commenced January 5, 2010)	10.00	(0.04)	0.77	0.73	—	(0.19)	(0.19)
2010 - C (Commenced January 5, 2010)	10.00	(0.11)	0.77	0.66	—	(0.19)	(0.19)
2010 - Institutional (Commenced January 5, 2010)	10.00	(0.01)	0.79	0.78	—	(0.19)	(0.19)
2010 - IR (Commenced January 5, 2010)	10.00	(0.04)	0.80	0.76	—	(0.19)	(0.19)
2010 - R (Commenced January 5, 2010)	10.00	(0.07)	0.78	0.71	—	(0.19)	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

			Ratio of	Ratio of	Ratio of	Ratio of
			net expenses	net expenses	total expenses	total expenses
			to average	to average	to average	to average
			net assets	net assets	net assets	net assets
			(including	(excluding	(including	(excluding	Ratio of net		Portfolio	Portfolio
		Net assets,	interest and	interest and	interest and	interest and	investment		turnover rate	turnover rate
Net asset		end of	dividend expense	dividend expense	dividend expense	dividend expense	income (loss)		(including	(excluding
value, end	Total	period	for securities	for securities	for securities	for securities	to average		securities	securities
of period	return(b)	(in 000s)	sold short)	sold short)	sold short)	sold short)	net assets		sold short)	sold short)

$10.29	(1.72)%	$165,877	1.39%	1.39%	1.47%	1.47%	(0.32)%		297%	297%
10.18	(2.43)	56,025	2.14	2.14	2.22	2.22	(1.22)		297	297
10.35	(1.38)	199,083	0.99	0.99	1.07	1.07	0.08		297	297
10.33	(1.47)	56,972	1.14	1.14	1.22	1.22	(0.22)		297	297
10.28	(2.04)	10	1.64	1.64	1.72	1.72	(0.49)		297	297

10.54	7.29	43,222	1.41 (c)	1.39 (c)	2.13 (c)	2.11 (c)	(0.39	)(c)	180	175
10.47	6.59	8,567	2.16 (c)	2.14 (c)	2.88 (c)	2.86 (c)	(1.06	)(c)	180	175
10.59	7.80	84,928	1.01 (c)	0.99 (c)	1.73 (c)	1.71 (c)	(0.14	)(c)	180	175
10.57	7.60	23,477	1.16 (c)	1.14 (c)	1.88 (c)	1.86 (c)	(0.38	)(c)	180	175
10.52	7.10	11	1.66 (c)	1.64 (c)	2.38 (c)	2.36 (c)	(0.66	)(c)	180	175

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$6.32	$0.13		$(1.34)	$(1.21)	$(0.17)	$—	$—	$(0.17)
2011 - C	6.34	0.08		(1.35)	(1.27)	(0.12)	—	—	(0.12)
2011 - Institutional	6.20	0.15		(1.32)	(1.17)	(0.19)	—	—	(0.19)
2011 - IR	6.30	0.15		(1.35)	(1.20)	(0.18)	—	—	(0.18)

2010 - A	6.01	0.22		0.51	0.73	(0.42)	—	—	(0.42)
2010 - C	5.98	0.16		0.54	0.70	(0.34)	—	—	(0.34)
2010 - Institutional	5.92	0.25		0.49	0.74	(0.46)	—	—	(0.46)
2010 - IR	6.00	0.27		0.48	0.75	(0.45)	—	—	(0.45)

2009 - A	5.14	0.14	(c)	1.56	1.70	(0.81)	—	(0.02)	(0.83)
2009 - C	5.10	0.10	(c)	1.54	1.64	(0.74)	—	(0.02)	(0.76)
2009 - Institutional	5.10	0.16	(c)	1.53	1.69	(0.85)	—	(0.02)	(0.87)
2009 - IR	5.14	0.15	(c)	1.56	1.71	(0.83)	—	(0.02)	(0.85)

2008 - A	10.85	0.15		(5.77)	(5.62)	—	—	(0.09)	(0.09)
2008 - C	10.80	0.10		(5.73)	(5.63)	—	—	(0.07)	(0.07)
2008 - Institutional	10.84	0.19		(5.82)	(5.63)	—	—	(0.11)	(0.11)
2008 - IR	10.81	0.17		(5.74)	(5.57)	—	—	(0.10)	(0.10)

2007 - A	12.01	0.16		(0.44)	(0.28)	(0.84)	(0.04)	—	(0.88)
2007 - C	11.98	0.07		(0.43)	(0.36)	(0.78)	(0.04)	—	(0.82)
2007 - Institutional	12.03	0.21		(0.45)	(0.24)	(0.91)	(0.04)	—	(0.95)
2007 - IR (Commenced November 30, 2007)	12.40	0.03		(0.77)	(0.74)	(0.81)	(0.04)	—	(0.85)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.15% of net assets.
(d)	Annualized.
(e)	The ratio is not annualized as the Fund’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’s period of operation due to timing of income recognition.

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income		Portfolio
value, end	Total	year	to average	to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets		rate

$4.94	(19.46)%	$83,295	1.53%	1.64%	2.15%		67%
4.95	(20.20)	1,980	2.28	2.39	1.37		67
4.84	(19.14)	183,167	1.13	1.24	2.56		67
4.92	(19.26)	16	1.28	1.39	2.59		67

6.32	12.73	140,955	1.53	1.62	3.74		69
6.34	12.08	3,157	2.28	2.37	2.78		69
6.20	13.10	238,149	1.13	1.22	4.19		69
6.30	13.07	10	1.28	1.37	4.46		69

6.01	33.46	128,398	1.53	1.62	2.48	(c)	115
5.98	32.47	4,370	2.28	2.37	1.79	(c)	115
5.92	33.46	206,999	1.13	1.22	2.82	(c)	115
6.00	33.74	6	1.28	1.37	2.70	(c)	115

5.14	(52.04)	127,811	1.53	1.60	1.77		96
5.10	(52.33)	5,175	2.28	2.35	1.20		96
5.10	(52.25)	162,396	1.13	1.20	2.21		96
5.14	(51.78)	5	1.28	1.35	2.11		96

10.85	(2.56)	599,660	1.54	1.58	1.24		86
10.80	(3.22)	16,999	2.29	2.33	0.56		86
10.84	(2.23)	620,012	1.14	1.18	1.64		86
10.81	(6.20)	9	1.29 (d)	1.33 (d)	0.23	(e)	86

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$12.47	$0.13	$1.08	$1.21	$(0.20)	$—	$—	$(0.20)
2011 - B	12.45	0.02	1.08	1.10	(0.12)	—	—	(0.12)
2011 - C	12.26	0.03	1.06	1.09	(0.13)	—	—	(0.13)
2011 - Institutional	12.62	0.18	1.11	1.29	(0.24)	—	—	(0.24)
2011 - Service	12.55	0.11	1.10	1.21	(0.19)	—	—	(0.19)
2011 - IR	12.50	0.20	1.04	1.24	(0.23)	—	—	(0.23)
2011 - R	12.44	0.10	1.08	1.18	(0.17)	—	—	(0.17)

2010 - A	9.99	0.10	2.58	2.68	(0.20)	—	—	(0.20)
2010 - B	9.98	0.01	2.59	2.60	(0.13)	—	—	(0.13)
2010 - C	9.84	0.02	2.54	2.56	(0.14)	—	—	(0.14)
2010 - Institutional	10.09	0.15	2.61	2.76	(0.23)	—	—	(0.23)
2010 - Service	10.05	0.09	2.60	2.69	(0.19)	—	—	(0.19)
2010 - IR	10.00	0.18	2.54	2.72	(0.22)	—	—	(0.22)
2010 - R	9.97	0.08	2.57	2.65	(0.18)	—	—	(0.18)

2009 - A	8.25	0.21	1.75	1.96	(0.22)	—	—	(0.22)
2009 - B	8.25	0.16	1.74	1.90	(0.17)	—	—	(0.17)
2009 - C	8.15	0.16	1.71	1.87	(0.18)	—	—	(0.18)
2009 - Institutional	8.34	0.25	1.75	2.00	(0.25)	—	—	(0.25)
2009 - Service	8.31	0.21	1.74	1.95	(0.21)	—	—	(0.21)
2009 - IR	8.27	0.24	1.73	1.97	(0.24)	—	—	(0.24)
2009 - R	8.25	0.20	1.73	1.93	(0.21)	—	—	(0.21)

2008 - A	15.50	0.22	(6.50)	(6.28)	(0.26)	(0.59)	(0.12)	(0.97)
2008 - B	15.51	0.11	(6.49)	(6.38)	(0.20)	(0.59)	(0.09)	(0.88)
2008 - C	15.34	0.11	(6.42)	(6.31)	(0.20)	(0.59)	(0.09)	(0.88)
2008 - Institutional	15.61	0.29	(6.55)	(6.26)	(0.29)	(0.59)	(0.13)	(1.01)
2008 - Service	15.59	0.23	(6.55)	(6.32)	(0.26)	(0.59)	(0.11)	(0.96)
2008 - IR	15.50	0.27	(6.50)	(6.23)	(0.29)	(0.59)	(0.12)	(1.00)
2008 - R	15.50	0.22	(6.53)	(6.31)	(0.24)	(0.59)	(0.11)	(0.94)

2007 - A	22.40	0.16	(3.61)	(3.45)	(0.31)	(3.14)	—	(3.45)
2007 - B	22.44	(0.04)	(3.58)	(3.62)	(0.17)	(3.14)	—	(3.31)
2007 - C	22.24	(0.02)	(3.56)	(3.58)	(0.18)	(3.14)	—	(3.32)
2007 - Institutional	22.51	0.25	(3.64)	(3.39)	(0.37)	(3.14)	—	(3.51)
2007 - Service	22.51	0.12	(3.62)	(3.50)	(0.28)	(3.14)	—	(3.42)
2007 - IR (Commenced November 30, 2007)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	—	(3.14)
2007 - R (Commenced November 30, 2007)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	—	(3.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The ratio is not annualized as the Fund’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’s period of operation due to timing of income recognition.

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets		rate

$13.48	9.79%	$166,917	1.44%	1.51%	0.98%		46%
13.43	8.89	1,850	2.19	2.26	0.13		46
13.22	8.91	10,954	2.19	2.26	0.22		46
13.67	10.32	402,103	1.04	1.11	1.38		46
13.57	9.71	4,670	1.54	1.61	0.83		46
13.51	9.99	443	1.19	1.26	1.57		46
13.45	9.51	245	1.69	1.76	0.74		46

12.47	27.07	161,065	1.44	1.50	0.95		59
12.45	26.18	2,923	2.19	2.25	0.13		59
12.26	26.18	10,907	2.19	2.25	0.21		59
12.62	27.67	373,776	1.04	1.10	1.33		59
12.55	26.99	5,345	1.54	1.60	0.83		59
12.50	27.39	90	1.19	1.25	1.50		59
12.44	26.80	237	1.69	1.75	0.78		59

9.99	25.12	138,409	1.44	1.55	2.76		114
9.98	24.20	4,058	2.19	2.30	2.08		114
9.84	24.09	8,192	2.19	2.30	2.08		114
10.09	25.48	356,025	1.04	1.15	3.18		114
10.05	24.84	5,589	1.54	1.65	2.73		114
10.00	25.39	7	1.19	1.30	3.07		114
9.97	24.81	116	1.69	1.80	2.44		114

8.25	(40.89)	129,634	1.44	1.51	1.60		39
8.25	(41.29)	4,742	2.19	2.26	0.81		39
8.15	(41.27)	7,208	2.19	2.26	0.90		39
8.34	(40.54)	247,916	1.04	1.11	2.19		39
8.31	(40.88)	4,389	1.54	1.61	1.72		39
8.27	(40.64)	6	1.19	1.26	2.04		39
8.25	(41.00)	7	1.69	1.76	1.76		39

15.50	(15.97)	317,274	1.45	1.49	0.71		42
15.51	(16.59)	12,074	2.20	2.24	(0.20)		42
15.34	(16.58)	16,065	2.20	2.24	(0.12)		42
15.61	(15.63)	413,030	1.05	1.09	1.12		42
15.59	(16.07)	7,262	1.55	1.59	0.53		42
15.50	(4.69)	10	1.19 (c)	1.23 (c)	(0.48	)(d)	42
15.50	(4.69)	10	1.69 (c)	1.73 (c)	(0.52	)(d)	42

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements
December 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Absolute Return Tracker, Commodity Strategy and Dynamic Allocation	A, C, Institutional, IR and R	Non-diversified

International Real Estate Securities	A, C, Institutional and IR	Non-diversified

Real Estate Securities	A, B, C, Institutional, Service, IR and R	Non-diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Basis for Consolidation for the Commodity Strategy Fund — Goldman Sachs Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 2, 2009 and is currently a wholly-owned subsidiary of the Commodity Strategy Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 17, 2009, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of December 31, 2011, the Fund’s net assets were approximately $909,523,000, of which approximately $167,848,000, or approximately 18%, represented the subsidiary’s net assets.

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

C. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily on net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost of the REIT.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E. Redemption Fees — Prior to October 1, 2010, all classes of the Absolute Return Tracker, Commodity Strategy and International Real Estate Securities Funds charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in capital and were allocated to each share class of the Fund on a pro-rata basis. Effective October 1, 2010, the redemption fee for each of these Funds then in existence was eliminated.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Absolute Return Tracker and Dynamic Allocation	Annually	Annually

Commodity Strategy and Real Estate Securities	Quarterly	Annually

International Real Estate Securities	Semi-Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Commodity Strategy Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Commodity Index-Linked Structured Notes — The Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds may invest in structured notes whose values are based on the price movements of a commodity index. These commodity index-linked structured notes are valued daily by the issuing counterparties under procedures approved by the trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The Funds have the option to request prepayment from the issuer at any time. Interim payments received/(paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, the Funds record a realized gain or loss.

H. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions.

I. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis, and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

J. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

K. Mortgage-Backed and Asset-Backed Securities — The Commodity Strategy, Dynamic Allocation, Real Estate Securities and International Real Estate Securities Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

L. Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

M. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodians or designated sub-custodians under tri-party repurchase agreements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

N. Short Sales — The Absolute Return Tracker and Dynamic Allocation Funds may engage in short selling. In these transactions, the Funds sell a financial instrument they do not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Funds are obligated to deliver the financial instrument at the market price at the time the short position is closed. The price at such time may be more or less than the price at which the instrument was sold by the Funds, which may result in a loss or gain, respectively. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds close the short position. The Funds will record a realized gain if the price of the security declines between those dates.
The Funds may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other purposes of the Funds. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Funds to post as collateral other securities that it owns. If the Funds reinvest the cash proceeds, the Funds might be required to post an amount greater than their net assets (but less than their total assets) as collateral. For these or other reasons, the Funds might be required to liquidate long and short positions at times that may be disadvantageous to the Funds. Cash collateral posted by the Funds is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments.
Short sales involve other costs. The Funds must normally repay to the lender an amount equal to any dividend and financing cost that accrues while the loan is outstanding. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date. In addition, to borrow the security, the Funds may be required to pay a premium. The Funds will also incur transaction costs in effecting short sales. These costs incurred by the Funds are recorded as interest expense on securities sold short in the Statements of Operations. The amount of any ultimate gain for the Funds resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Funds may be required to pay in connection with short sale.

O. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.
A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

P. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Q. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of December 31, 2011:

ABSOLUTE RETURN TRACKER
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$27,390,992	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	932,424,897	419,979,000	—
Common Stock and/or Other Equity Investments	55,753,243	—	—
Repurchase Agreements	—	355,700,000	—

Total	$988,178,140	$803,069,992	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

ABSOLUTE RETURN TRACKER (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets(a)
Futures Contracts	$2,342,335	$—	$—
Forward Foreign Currency Exchange Contracts	—	292,843	—

Liabilities(a)
Futures Contracts	$(2,334,592)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(1,320,708)	—

COMMODITY STRATEGY
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$87,551,187	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	108,116,405	57,372,373	—
Asset-Backed Securities	—	262,965	—
Government Guarantee Obligations	—	26,841,545	—
Short-term Investment	533,856,499	—	—

Total	$641,972,904	$172,028,070	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sale Contracts	$—	$(5,251,563)	$—

Derivative Type

Assets(a)
Futures Contracts	$14,062	$—	$—
Interest Rate Swap Contracts	—	211,759	—
Total Return Swap Contracts	—	886,293	—

Total	$14,062	$1,098,052	$—

Liabilities(a)
Futures Contracts	$(243,862)	$—	$—
Interest Rate Swap Contracts	—	(399,059)	—
Total Return Swap Contracts	—	(19,092,965)	—

Total	$(243,862)	$(19,492,024)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

DYNAMIC ALLOCATION
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$20,634,111	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	122,125,012	—	—
Common Stock and/or Other Equity Investments	27,075,064	—	—
Short-term Investment	307,944,870	—	—

Total	$457,144,946	$20,634,111	$—

Derivative Type

Assets(a)
Futures Contracts	$3,665,397	$—	$—
Credit Default Swap Contracts	—	780,925	—

Liabilities(a)
Futures Contracts	$(296,490)	$—	$—
Credit Default Swap Contracts	—	(107,219)	—

INTERNATIONAL REAL ESTATE SECURITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$28,693,568	$237,379,043 (b)	$—

REAL ESTATE SECURITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$576,859,103	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2011

4. INVESTMENTS IN DERIVATIVES (continued)

small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended December 31, 2011, the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of December 31, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Absolute Return Tracker

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$292,843		Payable for unrealized loss on forward foreign currency exchange contracts	$(1,320,708)

Equity	Receivable for futures variation margin	2,342,335	(a)	Payable for futures variation margin	(785,647	)(a)

Interest Rate	—	—		Payable for futures variation margin	(1,548,945	)(a)

Total		$2,635,178			$(3,655,300)

Commodity Strategy

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	$886,293		Payable for unrealized loss on swap contracts	$(19,092,965	)(b)

Interest Rate	Receivable for unrealized gain on swap contracts, Payable for futures variation margin	225,821	(a)	Payable for unrealized loss on swap contracts, Payable for futures variation margin	(642,921	)(a)(b)

Total		$1,112,114			$(19,735,886)

Dynamic Allocation

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$780,925		Payable for unrealized loss on swap contracts	$(107,219	)(b)

Equity	Receivable for futures variation margin	642,601	(a)	Payable for futures variation margin	(296,490)

Interest Rate	Receivable for futures variation margin	3,022,796	(a)	—	—

Total		$4,446,322			$(403,709)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $19,492,024 and $107,219 for the Commodity Strategy and Dynamic Allocation Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Absolute Return Tracker

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$4,991,916	$(2,435,401)	11

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(13,861,033)	(1,792,152)	6,109

Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(34,237,474)	(12,076,979)	2,678

Total		$(43,106,591)	$(16,304,532)	8,798

Commodity Strategy

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$74,631,255	$(76,154,087)	10

Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(7,142,153)	(1,229,369)	807

Total		$67,489,102	$(77,383,456)	817

Dynamic Allocation

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$1,428,156	$825,044	5

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	784,856	(116,800)	1,159

Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	9,194,933	4,237,848	805

Total		$11,407,945	$4,946,092	1,969

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2011.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended December 31, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.10%	1.10%

Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.50 (1)

Dynamic Allocation	0.90	0.81	0.77	0.75	0.74	0.90	0.90

International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	1.03 (2)

Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	1.00

(1)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after the waivers.
(2)	Effective June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 1.02% through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. Prior to June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 1.03%.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.50% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Commodity Strategy Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2011, GSAM waived $953,682 of the Fund’s management fee.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended December 31, 2011, Goldman Sachs advised that it retained front end sales charges of $38,100, $86,200, $144,400, $2,100 and $11,400 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities and Real Estate Securities Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% (except for the Commodity Strategy Fund, which charges at an annual rate of 0.13%) of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), dividend and interest expenses on short sales, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities and Real Estate Securities Funds are 0.014%, 0.044%, 0.054%, 0.064% and 0.004%, respectively. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. The Subsidiary also pays certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended December 31, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

		Other		Total
	Management	Expense	Custody Fee	Expense
Fund	Fee Waiver	Reimbursement	Credits	Reductions

Absolute Return Tracker	$—	$503	$25	$528

Commodity Strategy	—	281	7	288

Dynamic Allocation	—	264	—	264

International Real Estate Securities	86	295	2	383

Real Estate Securities	—	383	2	385

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution	Transfer
Fund	Fees	and Service Fees	Agent Fees	Total

Absolute Return Tracker	$1,778	$159	$139	$2,076

Commodity Strategy	389	57	49	495

Dynamic Allocation	358	80	50	488

International Real Estate Securities	243	21	21	285

Real Estate Securities	487	48	42	577

G. Line of Credit Facility — As of December 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the fiscal year ended December 31, 2011, Goldman Sachs earned approximately $29,100, $500, $27,200, $400 and $5,600 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities and Real Estate Securities Funds, respectively.
As of December 31, 2011, the following Goldman Sachs Fund of Funds Portfolios and the Goldman Sachs Profit Sharing Master Trust were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Growth and Income	Growth Strategy	Satellite Strategies	Profit Sharing
Fund	Strategy Portfolio	Portfolio	Portfolio	Master Trust

Commodity Strategy	7%	7%	13%	—%

International Real Estate Securities	6	—	24	—

Real Estate Securities	—	—	12	23

As of December 31, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class R Shares of the Dynamic Allocation Fund and approximately 35% of the Class IR Shares of the International Real Estate Securities Fund.

GOLDMAN SACHS SELECT SATELLITE FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2011, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Absolute Return Tracker	$—	$119,515,794	$—	$133,297,512

Commodity Strategy	1,437,482,992	17,800,000	1,626,383,663	20,539,815

Dynamic Allocation	282,427,932	231,473,449	208,434,332	198,847,947

International Real Estate Securities	—	228,744,522	—	262,187,170

Real Estate Securities	—	271,989,482	—	280,571,232

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

	Absolute Return	Commodity	Dynamic	International Real	Real Estate
	Tracker	Strategy	Allocation	Estate Securities	Securities

Distributions paid from:
Ordinary income	$5,078,153	$20,565,367	$3,521,635	$10,457,216	$10,075,146
Net long-term capital gains	19,065,601	—	—	—	—

Total taxable distributions	$24,143,754	$20,565,367	$3,521,635	$10,457,216	$10,075,146

Tax return of capital	$—	$—	$—	$31,899	$—

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

	Absolute Return	Commodity	Dynamic	International Real	Real Estate
	Tracker	Strategy	Allocation	Estate Securities	Securities

Distributions paid from:
Ordinary income	$6,069,537	$78,917,192	$1,332,028	$25,775,036	$11,491,820
Net long-term capital gains	1,955,307	—	1,225,137	—	—

Total taxable distributions	$8,024,844	$78,917,192	$2,557,165	$25,775,036	$11,491,820

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2011

7. TAX INFORMATION (continued)

As of December 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Absolute Return	Commodity	Dynamic	International Real	Real Estate
	Tracker	Strategy	Allocation	Estate Securities	Securities

Undistributed ordinary income — net	$—	$7,583,410	$76,012	$—	$—

Capital loss carryovers:(1)(2)
Expiring 2016	$—	$(16,303,834)	$—	$(336,773,705)	$—
Expiring 2017	—	(67,560,179)	—	(239,206,981)	(139,849,063)
Expiring 2018	—	—	—	(18,621,372)	—
Perpetual Short-term	(22,569,810)	—	(3,055,670)	(533,421)	—
Perpetual Long-term	(16,042,808)	(886,825)	—	—	—

Total capital loss carryovers	$(38,612,618)	$(84,750,838)	$(3,055,670)	$(595,135,479)	$(139,849,063)

Timing differences (post-October losses/late year ordinary loss deferral/certain REIT dividends/straddle loss deferral)	$(5,305,708)	$(3,522,400)	$(4,543,520)	$(8,110,996)	$(202,683)
Unrealized gains (losses) — net	4,018,289	(18,111,198)	(400,558)	(43,721,133)	135,327,038

Total accumulated losses — net	$(39,900,037)	$(98,801,026)	$(7,923,736)	$(646,967,608)	$(4,724,708)

(1)	Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Expiration occurs on December 31 of the year indicated. The Real Estate Securities Fund utilized $50,528,670 of capital losses in the current fiscal year.

As of December 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return	Commodity	Dynamic	International Real	Real Estate
	Tracker	Strategy	Allocation	Estate Securities	Securities

Tax cost	$1,788,076,805	$812,426,501	$481,034,644	$309,730,980	$441,532,065

Gross unrealized gain	5,758,124	1,770,556	2,185,691	15,642,888	145,289,728
Gross unrealized loss	(2,586,797)	(196,083)	(5,441,278)	(59,301,257)	(9,962,690)

Net unrealized security gain (loss)	$3,171,327	$1,574,473	$(3,255,587)	$(43,658,369)	$135,327,038

Net unrealized gain (loss) on other investments	846,962	(19,685,671)	2,855,029	(62,764)	—

Net unrealized gain (loss)	$4,018,289	$(18,111,198)	$(400,558)	$(43,721,133)	$135,327,038

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences related to the tax treatment of swap transactions, underlying fund investments, passive foreign investment companies and real estate investment trust investments.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from taxable over-distributions, net operating losses, difference in the tax treatment of underlying fund investments, foreign

GOLDMAN SACHS SELECT SATELLITE FUNDS

7. TAX INFORMATION (continued)

currency transactions, swap transactions, passive foreign investment companies, real estate investment trust investments and the recognition of income and gains/losses of certain bonds.

		Accumulated	Undistributed
	Paid-in	Net Realized	Net Investment
Fund	Capital	Gain (Loss)	Income (Loss)

Absolute Return Tracker	$(15,651,650)	$(4,174,927)	$19,826,577

Commodity Strategy	—	(75,192,270)	75,192,270

Dynamic Allocation	(242,642)	(2,470,195)	2,712,837

International Real Estate Securities	—	(15,308,834)	15,308,834

Real Estate Securities	(2,969,957)	321,933	2,648,024

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange trade fund (“ETF”), a Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional funds, including but not limited to: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2011

8. OTHER RISKS (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — The Real Estate Securities Fund and the International Real Estate Securities Fund invest primarily in securities of issuers (non-U.S. issuers, in the case of International Real Estate Securities Fund) that are primarily engaged in or related to the real estate industry, and each Fund has a policy of concentrating its investments in the real estate industry. Therefore, investments in the Funds are subject to certain risks associated with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.
On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

11. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	45,818,928	$421,045,260	52,864,296	$476,940,101
Reinvestment of distributions	683,763	6,078,651	295,963	2,716,950
Shares redeemed	(43,379,206)	(391,160,377)	(35,736,520)	(319,060,684)

	3,123,485	35,963,534	17,423,739	160,596,367

Class C Shares
Shares sold	1,889,978	17,043,198	5,549,503	49,259,193
Reinvestment of distributions	61,820	535,368	32,815	295,666
Shares redeemed	(3,506,777)	(31,294,758)	(2,193,153)	(19,460,275)

	(1,554,979)	(13,716,192)	3,389,165	30,094,584

Institutional Shares
Shares sold	109,975,319	1,013,459,942	85,747,363	775,746,946
Reinvestment of distributions	1,307,665	11,768,983	284,312	2,632,745
Shares redeemed	(47,837,102)	(438,668,414)	(35,431,488)	(319,965,729)

	63,445,882	586,560,511	50,600,187	458,413,962

Class IR Shares
Shares sold	1,877,190	17,076,744	601,049	5,403,471
Reinvestment of distributions	23,444	209,827	3,726	34,395
Shares redeemed	(615,826)	(5,607,994)	(226,057)	(2,062,534)

	1,284,808	11,678,577	378,718	3,375,332

Class R Shares
Shares sold	50,247	454,486	125,081	1,124,463
Reinvestment of distributions	1,786	15,732	578	5,280
Shares redeemed	(5,050)	(45,504)	(31,700)	(282,384)

	46,983	424,714	93,959	847,359

NET INCREASE	66,346,179	$620,911,144	71,885,768	$653,327,604

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2011

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Commodity Strategy Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	30,971,502	$192,545,566	15,741,385	$92,165,763
Reinvestment of distributions	502,558	3,172,797	2,183,308	12,954,494
Shares redeemed	(20,607,636)	(128,673,036)	(11,882,639)	(68,725,299)

	10,866,424	67,045,327	6,042,054	36,394,958

Class C Shares
Shares sold	1,779,613	11,291,761	1,193,935	7,056,588
Reinvestment of distributions	28,279	176,756	122,711	719,091
Shares redeemed	(1,089,099)	(6,614,242)	(315,291)	(1,791,668)

	718,793	4,854,275	1,001,355	5,984,011

Institutional Shares
Shares sold	74,902,783	468,773,365	49,020,104	284,116,756
Reinvestment of distributions	2,109,971	13,404,142	9,215,907	54,716,366
Shares redeemed	(69,820,838)	(436,178,237)	(28,755,682)	(167,573,577)

	7,191,916	45,999,270	29,480,329	171,259,545

Class IR Shares
Shares sold	7,137,902	45,761,044	1,152,211	6,758,447
Reinvestment of distributions	70,673	455,436	96,274	573,610
Shares redeemed	(5,141,505)	(31,659,006)	(109,154)	(647,896)

	2,067,070	14,557,474	1,139,331	6,684,161

Class R Shares
Shares sold	125,969	787,983	70,220	415,854
Reinvestment of distributions	2,585	16,064	6,700	39,635
Shares redeemed	(23,179)	(141,414)	(18,034)	(110,067)

	105,375	662,633	58,886	345,422

NET INCREASE	20,949,578	$133,118,979	37,721,955	$220,668,097

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Allocation Fund
	For the Fiscal Year Ended		For the Period Ended
	December 31, 2011		December 31, 2010(a)
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	17,429,503	$184,521,114	4,352,154	$45,166,472
Reinvestment of distributions	102,604	1,056,636	62,849	652,372
Shares redeemed	(5,512,333)	(57,737,555)	(314,275)	(3,287,992)

	12,019,774	127,840,195	4,100,728	42,530,852

Class C Shares
Shares sold	5,166,378	54,040,279	822,961	8,534,573
Reinvestment of distributions	17,926	182,750	12,247	126,268
Shares redeemed	(496,783)	(5,125,277)	(16,766)	(176,384)

	4,687,521	49,097,752	818,442	8,484,457

Institutional Shares
Shares sold	16,030,100	170,752,611	10,333,683	104,381,437
Reinvestment of distributions	163,160	1,690,179	38,577	401,978
Shares redeemed	(4,982,193)	(52,902,048)	(2,349,827)	(23,821,413)

	11,211,067	119,540,742	8,022,433	80,962,002

Class IR Shares
Shares sold	5,504,950	58,313,544	4,041,433	41,754,942
Reinvestment of distributions	44,417	459,233	38,719	402,682
Shares redeemed	(2,254,617)	(23,750,476)	(1,858,946)	(19,730,958)

	3,294,750	35,022,301	2,221,206	22,426,666

Class R Shares
Shares sold	—	—	1,003	10,027
Reinvestment of distributions	2	25	18	187
Shares redeemed	—	—	(3)	(27)

	2	25	1,018	10,187

NET INCREASE	31,213,114	$331,501,015	15,163,827	$154,414,164

(a)	Commenced operations on January 5, 2010.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2011

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,252,645	$25,992,069	6,914,976	$41,237,811
Reinvestment of distributions	553,990	3,079,674	1,314,021	7,805,029
Shares redeemed	(10,237,476)	(60,835,271)	(7,304,642)	(43,424,425)

	(5,430,841)	(31,763,528)	924,355	5,618,415

Class C Shares
Shares sold	52,468	307,947	63,289	394,975
Reinvestment of distributions	7,353	40,813	22,756	135,200
Shares redeemed	(158,429)	(948,476)	(318,136)	(1,855,602)

	(98,608)	(599,716)	(232,091)	(1,325,427)

Institutional Shares
Shares sold	8,785,204	52,014,860	11,503,997	67,725,173
Reinvestment of distributions	1,241,843	6,747,194	2,455,284	14,309,572
Shares redeemed	(10,581,170)	(60,846,315)	(10,564,767)	(59,560,289)

	(554,123)	(2,084,261)	3,394,514	22,474,456

Class IR Shares
Shares sold	1,873	10,846	485	3,084
Reinvestment of distributions	84	440	94	559
Shares redeemed	(313)	(1,763)	(4)	(19)

	1,644	9,523	575	3,624

NET INCREASE (DECREASE)	(6,081,928)	$(34,437,982)	4,087,353	$26,771,068

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,003,379	39,064,438	4,491,957	$49,595,556
Shares converted from Class B(a)	14,161	181,970	19,552	227,254
Reinvestment of distributions	194,134	2,485,165	221,315	2,423,679
Shares redeemed	(3,742,167)	(48,757,830)	(5,676,231)	(63,413,349)

	(530,493)	(7,026,257)	(943,407)	(11,166,860)

Class B Shares
Shares sold	15,864	203,466	14,012	152,979
Shares converted to Class A(a)	(14,212)	(181,970)	(19,589)	(227,254)
Reinvestment of distributions	1,646	21,094	3,661	39,947
Shares redeemed	(100,433)	(1,290,476)	(169,888)	(1,913,948)

	(97,135)	(1,247,886)	(171,804)	(1,948,276)

Class C Shares
Shares sold	134,379	1,713,919	269,933	2,994,130
Reinvestment of distributions	6,963	87,428	8,332	89,962
Shares redeemed	(202,652)	(2,586,761)	(221,034)	(2,395,174)

	(61,310)	(785,414)	57,231	688,918

Institutional Shares
Shares sold	6,485,160	86,314,998	12,500,689	136,785,846
Reinvestment of distributions	529,993	6,873,591	733,405	8,120,900
Shares redeemed	(7,200,886)	(93,861,874)	(18,899,686)	(216,559,887)

	(185,733)	(673,285)	(5,665,592)	(71,653,141)

Service Shares
Shares sold	123,699	1,614,046	459,681	5,071,947
Reinvestment of distributions	1,992	25,732	2,972	32,709
Shares redeemed	(207,350)	(2,746,766)	(592,863)	(6,530,942)

	(81,659)	(1,106,988)	(130,210)	(1,426,286)

Class IR Shares
Shares sold	30,763	387,609	6,993	79,048
Reinvestment of distributions	325	4,066	51	580
Shares redeemed	(5,527)	(68,418)	(540)	(6,041)

	25,561	323,257	6,504	73,587

Class R Shares
Shares sold	18,880	248,104	11,014	124,103
Reinvestment of distributions	318	4,071	242	2,659
Shares redeemed	(20,021)	(252,801)	(3,849)	(42,322)

	(823)	(626)	7,407	84,440

NET DECREASE	(931,592)	$(10,517,199)	(6,839,871)	$(85,347,618)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Select Satellite Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at December 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for Goldman Sachs Commodity Strategy Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011, by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2012

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				Dynamic Allocation Fund				International Real Estate Securities Fund				Real Estate Securities Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 Months Ended	Value	Value		6 Months Ended	Value	Value		6 Months Ended	Value	Value		6 Months Ended	Value	Value		6 Months Ended
Share Class	7/01/11	12/31/11		12/31/11*	7/01/11	12/31/11		12/31/11*	7/01/11	12/31/11		12/31/11*	7/01/11	12/31/11		12/31/11*	7/01/11	12/31/11		12/31/11*
Class A
Actual	$1,000	$958.20		$7.65	$1,000	$943.70		$4.51	$1,000	$956.50		$6.85	$1,000	$788.80		$6.90	$1,000	$996.00		$7.24
Hypothetical 5% return	1,000	1,017.39	+	7.88	1,000	1,020.57	+	4.69	1,000	1,018.20	+	7.07	1,000	1,017.49	+	7.78	1,000	1,017.95	+	7.32

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	991.70		11.04
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,014.12	+	11.17

Class C
Actual	1,000	955.00		11.33	1,000	940.90		8.17	1,000	953.80		10.54	1,000	785.80		10.26	1,000	991.70		10.99
Hypothetical 5% return	1,000	1,013.61	+	11.67	1,000	1,016.79	+	8.49	1,000	1,014.42	+	10.87	1,000	1,013.71	+	11.57	1,000	1,014.17	+	11.12

Institutional
Actual	1,000	959.70		5.68	1,000	944.50		2.84	1,000	958.20		4.89	1,000	789.90		5.05	1,000	997.90		5.24
Hypothetical 5% return	1,000	1,019.41	+	5.85	1,000	1,022.28	+	2.96	1,000	1,020.21	+	5.04	1,000	1,019.56	+	5.70	1,000	1,019.96	+	5.30

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	995.70		7.75
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,017.44	+	7.83

Class IR
Actual	1,000	959.60		6.42	1,000	945.90		3.29	1,000	958.10		5.63	1,000	789.50		5.73	1,000	996.80		5.99
Hypothetical 5% return	1,000	1,018.65	+	6.61	1,000	1,021.83	+	3.41	1,000	1,019.46	+	5.80	1,000	1,018.80	+	6.46	1,000	1,019.21	+	6.06

Class R
Actual	1,000	957.90		8.88	1,000	942.90		5.73	1,000	955.00		7.98	N/A	N/A		N/A	1,000	994.40		8.55
Hypothetical 5% return	1,000	1,016.13	+	9.15	1,000	1,019.31	+	5.96	1,000	1,017.04	+	8.24	N/A	N/A		N/A	1,000	1,016.64	+	8.64

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Absolute Return Tracker	1.55%	N/A	2.30%	1.15%	N/A	1.30%	1.80%
Commodity Strategy	0.92	N/A	1.67	0.58	N/A	0.67	1.17
Dynamic Allocation	1.39	N/A	2.14	0.99	N/A	1.14	1.64
International Real Estate Securities	1.52	N/A	2.27	1.12	N/A	1.27	N/A
Real Estate Securities	1.44	2.19%	2.19	1.04	1.54%	1.19	1.69

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2011, the Trust consisted of 90 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Select Satellite Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, 1.89% of the dividends paid from net investment company taxable income by the Dynamic Allocation Fund qualified for the dividends received deduction available to corporations.

For the 2011 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.1761 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year from foreign sources was 89.66%. The total amount of foreign taxes paid by the Fund was $0.0175 per share.

For the fiscal year ended December 31, 2011, 36.52%, 15.60%, 73.16%, and 4.10% of the dividends paid from net investment company taxable income by the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, and Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Absolute Return Tracker Fund designates $19,065,601, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2011.

During the fiscal year ended December 31, 2011, the Absolute Return Tracker and Dynamic Allocation Funds designate $5,072,147 and $1,118,215, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $705.8 billion in assets under management as of December 31, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 68315.MF.MED.TMPL/2/2012 SELSATAR12 / 87K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,335,592	$2,051,975	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,000	$107,725	Other attest services.

Tax Fees:

• PwC	$770,411	$706,270	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$852,000	$1,333,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $806,411 and $813,995 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2011. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 2, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	March 2, 2012